UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: August 31

Date of reporting period: August 31, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

For investors seeking the potential for long-term capital appreciation.

Annual Report

August 31, 2013

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class R3	Class I
Nuveen Equity Long/Short Fund	NELAX	—	NELCX	—	NELIX
Nuveen Growth Fund	NSAGX	—	NSRCX	NBGRX	NSRGX
Nuveen Large Cap Value Fund	NNGAX	NNGBX	NNGCX	NMMTX	NNGRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

I am pleased to have this opportunity to introduce myself to you as the new independent chairman of the Nuveen Fund Board, effective July 1, 2013. I am honored to have been selected as chairman, with its primary responsibility to serve the interests of the Nuveen Fund shareholders. My predecessor, Robert Bremner, was the first independent director to serve as chairman of the Board and I, and my fellow Board members, plan to continue his legacy of strong independent oversight of your funds.

The global economy has hit major turning points over the last several months to a year. The developed world is gradually recovering from their financial crisis while the emerging markets appear to be struggling with the downshift of China’s growth potential. Japan is entering a new era of growth after decades of economic stagnation and many of the Eurozone nations appear to be exiting their recession. Despite the positive events, there are still potential risks. Middle East tensions, rising oil prices, defaults in Europe and fallout from the financial stress in emerging markets could all reverse the recent progress in the global economy.

On the domestic front, the U.S. economy is experiencing sustainable slow growth. Corporate fundamentals are strong as earnings per share and corporate cash are at the highest level in two decades. Unemployment is trending down and the housing market has experienced a rebound, each assisting the positive economic scenario. However, there are some issues to be watched. Interest rates are expected to increase but significant uncertainty about the timing remains. Another potential fiscal cliff in October along with a possible conflict in the Middle East both add to the uncertainties that could cause problems for the economy going forward.

In the near term, governments are focused on economic recovery and the growth of their economies, which could lead to an environment of attractive investment opportunities. Over the long term, the uncertainties mentioned earlier could hinder the potential growth. Because of this, Nuveen’s investment management teams work hard to balance return and risk with a range of investment strategies. I encourage you to read the following commentary on the management of your fund.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

October 21, 2013

4	Nuveen Investments

Portfolio Managers’ Comments

Nuveen Equity Long/Short Fund

Nuveen Growth Fund

Nuveen Large Cap Value Fund

Nuveen Equity Long/Short Fund

The Fund features portfolio management by Nuveen Asset Management, LLC an affiliate of Nuveen Investments, Robert C. Doll, CFA, Anthony R. Burger, CFA, and Scott M. Tonneson, CFA, serve as portfolio managers. Mr. Doll is chief equity strategist and a senior portfolio manager. Mr. Burger is the director of quantitative equity research and a portfolio manager and Mr. Tonneson is a co-portfolio manager and the lead fundamental research analyst for the Nuveen Large Cap Equity Series.

It should also be noted that effective August 1, 2013, the Nuveen Equity Long/Short Fund’s fiscal year end was changed to August 31st from July 31st. As a result, its report covers a one-month reporting period ended August 31, 2013.

Nuveen Growth Fund

The Fund features portfolio management by Nuveen Asset Management, LLC an affiliate of Nuveen Investments, Robert C. Doll, CFA, and Nancy Crouse, CFA, serve as portfolio managers to the Nuveen Growth Fund.

It should also be noted that effective August 1, 2013, the Nuveen Growth Fund’s fiscal year end was changed to August 31st from July 31st. As a result, its report covers a one-month reporting period ended August 31, 2013.

Nuveen Large Cap Value Fund

The Fund features portfolio management by Nuveen Asset Management, LLC an affiliate of Nuveen Investments, Robert C. Doll, CFA, serves as portfolio manager.

It should also be noted that effective July 1, 2013, the Nuveen Large Cap Value Fund’s fiscal year end was changed to August 31st from June 30th. As a result, its report covers a two-month reporting period ended August 31, 2013.

We recently spoke with the portfolio managers about economic and market conditions, key investment strategies and performance of the Funds for the abbreviated reporting periods ended August 31, 2013.

What were the general market conditions and trends over the course of these abbreviated (one and two-month) reporting periods ended August 31, 2013?

During this reporting period, the U.S. economy’s progress toward recovery from recession continued at a moderate pace. The Federal Reserve (Fed) maintained its efforts to improve the overall economic environment by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. The Fed also continued its monthly purchases of $40 billion of mortgage-backed securities and $45 billion of longer-term Treasury securities in an open-ended effort to bolster growth. In June 2013, Fed policymakers announced that the economic outlook had improved enough to warrant a possible “tapering” of the Central Bank’s quantitative easing programs later in 2013. However, at its September meeting (subsequent to the end of this reporting period), the Fed indicated that the recent tightening of financial conditions, if sustained, could potentially slow the pace of improvement in the economy and labor market. Consequently, the Central Bank made no changes to its highly accommodative monetary policies in September, announcing its decision to wait for additional evidence of sustained economic progress before adjusting the pace of its bond buying program.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Nuveen Investments	5

As measured by gross domestic product (GDP), the U.S. economy grew at an estimated annualized rate of 2.5% in the second quarter of 2013, compared with 1.1% for the first quarter. The Consumer Price Index (CPI) rose 1.5% year-over-year as of August 2013, while the core CPI (which excludes food and energy) increased 1.8% during the period, staying within the Fed’s unofficial objective of 2.0% or lower for this inflation measure. Meanwhile, labor market conditions continued to slowly show signs of improvement, although unemployment remained above the Central Bank’s 6.5% target. As of August 2013, the national unemployment rate was 7.3%. The housing market, long a major weak spot in the U.S. economic recovery, continued to deliver good news as the average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 12.4% for the twelve months ended July 2013 (most recent data available at the time this report was prepared). The outlook for the U.S. economy, however, continued to be clouded by uncertainty about global financial markets and the outcome of the “fiscal cliff” negotiations. The tax consequences of the fiscal cliff situation, scheduled to become effective in January 2013, were averted through a last minute deal that raised payroll taxes, but left in place a number of tax breaks. Lawmakers postponed and then failed to reach a resolution on $1.2 trillion in spending cuts intended to address the federal budget deficit. As a result, automatic spending cuts (or sequestration) affecting both defense and non-defense programs (excluding Social Security and Medicaid) took effect March 1, 2013, with potential implications for U.S. economic growth over the next decade. In late March 2013, Congress passed legislation that established federal funding levels for the remainder of fiscal year 2013, which ended on September 30, 2013. On October 17, 2013 (subsequent to the end of the reporting period), Congress reached a compromise on a spending package and delayed the debt limit discussions until early 2014.

How did the Funds perform during the abbreviated (one- and two-month) reporting periods ended August 31, 2013?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-month, two-month, one-year, five-year, ten-year and/or since inception periods ended August 31, 2013. The Funds’ Class A Share total returns at net asset value (NAV) are compared with the performance of their corresponding market index and peer group averages. A more detailed account of each Fund’s performance is provided later in this report.

What strategies were used to manage the Funds during the reporting periods ended August 31, 2013? How did these strategies influence performance?

Nuveen Equity Long/Short Fund

The Fund’s Class A Shares at NAV performed in line with the Russell 1000® Index, but underperformed the Lipper classification average during the abbreviated reporting period ending August 31, 2013.

The Nuveen Equity Long/Short Fund seeks long-term capital appreciation with low correlation to the U.S. equity market by investing in long and short positions primarily of large-capitalization stocks from U.S. companies. As a result of the Fund’s new principal investment strategies and primary benchmark, its management team made significant changes in March 2013 to transition the Fund’s portfolio to the new approach. As with all Nuveen Asset Management (NAM) equity strategies, the team employs a disciplined approach for managing the Fund that balances fundamental analysis with quantitative techniques. Starting with the securities in the Russell 1000® Index, primarily large-cap companies, the investment team uses a multi-factor quantitative ranking process to identify potential holdings for the Fund’s portfolio. Team members then apply a fundamental overlay from NAM’s 17 sector-specific analysts, using their unique industry perspectives to select Fund holdings. The management team will typically take long positions in companies it finds attractive and short positions in companies that it expects to underperform. The team expects the Fund to maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the zero percent exposure of a market neutral fund, but less than the 100% exposure provided by a fund that invests only in long

6	Nuveen Investments

positions. The goal of this strategy is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while maintaining some protection in a falling market with the Fund’s short positions, which are designed to perform inversely to the market.

During this abbreviated one-month reporting period, the Fund’s short positions in the industrials sector were the most beneficial, while select holdings in the consumer discretionary and materials sectors detracted from performance. In the industrials sector, the Fund benefited from a short position in United Continental Holdings Inc., the world’s largest airline company that operates both United Airlines and United Express. Also, the Fund’s short position in Fastenal Company, the leading fastener distributor in North America, contributed to performance.

Several of the Fund’s short positions in mining-related companies in the materials sector struggled, including Tahoe Resources Inc. and Royal Gold, Inc. Tahoe Resources explores and develops mineral properties, primarily in the U.S., where the company mines for precious metals. Royal Gold also focuses on precious metals, spanning the globe for gold, silver, copper, lead and zinc.

Results were mixed in the consumer discretionary sector where two standout performers were offset by weakness in three other holdings. A long position in Lions Gate Entertainment Corporation and a short position in Sally Beauty Holdings Inc. were beneficial to performance during the reporting period. Lions Gate is a North American entertainment company that develops television programming and motion pictures. Sally Beauty is the world’s largest specialty retailer and distributor of professional beauty supplies. Unfortunately, weakness in long positions in clothing retailers Abercrombie & Fitch Co. and Gap, Inc., as well as a short position in The Goodyear Tire & Rubber Company, a leading manufacturer of tires, more than offset this strength during the reporting period. American retailer Abercrombie & Fitch focuses on casual apparel for men, women and children, particularly targeting 18-22 year olds. Gap owns and operates several brands including: Athleta, Banana Republic, Gap, Old Navy and Piperlime.

Nuveen Growth Fund

The Fund’s Class A Shares at NAV underperformed both the Russell 1000® Growth Index and the Lipper classification average during the abbreviated one-month reporting period ended August 31, 2013.

The Nuveen Growth Fund seeks long-term capital appreciation by investing primarily in stocks of well-run companies that exhibit above average growth potential combined with stable earnings streams. As with all Nuveen Asset Management (NAM) equity strategies, the team employs a disciplined approach for managing the Fund that balances fundamental analysis with quantitative techniques. Starting with the securities in the Russell 1000® Growth Index, primarily large cap growth oriented companies, the investment team uses a multi-factor quantitative ranking process to identify potential holdings for the Fund’s portfolio. Team members then apply a fundamental overlay from NAM’s 17 sector-specific analysts using their unique industry perspectives to select growth oriented holdings. The team seeks to invest primarily in companies that exhibit stable and consistent earnings growth, defendable competitive advantages, strong management and low dependence on capital markets. We believe that buying such companies at reasonable prices can provide above market returns over time. The investment team does not engage in market timing and momentum-driven trading; instead, they prefer to buy and hold companies they believe can increase earnings and revenues throughout varied business and market cycles.

During this abbreviated reporting period, the Fund experienced some strength in the technology and consumer sectors; however, a lack of exposure to several technology outperformers, as well as weakness in the consumer discretionary sector caused it to underperform the Russell 1000® Growth Index. The Fund did not benefit during this short time frame from our consistent and significant underweight in Apple, Inc. relative to the stock’s fairly large presence in the Russell benchmark.

Nuveen Investments	7

In consumer staples, Nu Skin Enterprises, Inc., a leading developer and marketer of anti-aging skincare products and nutritional supplements, produced strong performance results. Meanwhile, there were mixed results in the consumer discretionary sector. Outperformer Tractor Supply Company operates stores in rural parts of the U.S., offering a comprehensive selection of farm and ranch-related supplies and products. Countering this, both Gap, Inc. and DIRECTV, detracted during the reporting period. American retailer Gap owns and operates several of the most recognizable clothing and accessory brands including Athleta, Banana Republic, Gap, Old Navy and Piperlime. DIRECTV is a provider of digital entertainment programming to residential and commercial subscribers in the U.S. and Latin America, primarily via satellite.

Nuveen Large Cap Value Fund

The Fund’s Class A Shares at NAV outperformed the Russell 1000® Value Index and the comparative Lipper classification average over the abbreviated two-month reporting period ended August 31, 2013.

The Nuveen Large Cap Value Fund seeks long-term capital appreciation by investing primarily in large-capitalization stocks in the Russell 1000® Value Index. Nuveen Asset Management (NAM) became the Fund’s sole sub-adviser and Robert Doll replaced the team that previously managed the Fund on June 24, 2013. In addition, the Fund’s primary benchmark changed from the S&P 500® Index to the Russell 1000® Value Index and its principal investment strategies were modified. The management team made significant changes to transition the Fund’s portfolio to the new approach. The team employed its disciplined approach for managing large cap equity strategies that balances fundamental analysis with quantitative techniques. The investment team identifies potential Fund holdings based on security rankings provided by NAM’s multi-factor quantitative models combined with fundamental analysis by the firm’s 17 sector-specific analysts. The investment team then uses its extensive industry insight and fundamental research to select Fund holdings from among those candidates. This is how the investment team significantly reduced the number of holdings in the Fund to fewer than 100 as of August 31, 2013. Shareholders can expect the Fund’s portfolio to continue this more concentrated approach of approximately 90-125 holdings. The team structured the Fund’s portfolio to include a broader capitalization range, shifting it from nearly all large- and mega-cap companies to include more mid-cap holdings, thereby lowering the Fund’s average weighted market capitalization. Now that the transition is complete, the Fund’s turnover going forward is expected to remain in line with or slightly below its historical average.

During this abbreviated reporting period, the Fund benefited from strong stock selection in the industrials and technology sectors, while select stocks within the energy sector were a drag on results. In industrials, positions in Oshkosh Truck Corporation, Raytheon Company and Alliant Techsystems Inc. proved beneficial. Oshkosh is a designer and manufacturer of a broad variety of specialty vehicles and truck bodies used in defense, refuse hauling, fire and emergency, concrete placement and access equipment. Raytheon is the leading designer and manufacturer of guided missiles, including the Tomahawk cruise missile, as well as other military weapons, intelligence systems and electronics. Alliant Techsystems, the largest ammunitions maker in the world, is also involved in the defense industry as well as the aerospace and sporting markets.

Favorable stock selection in the technology sector was led by positions in Harris Corporation, Lexmark International Inc. and Booz Allen Hamilton Holding Corporation. Harris is a large contractor to the U.S. government and commercial markets, providing communications systems and information technology services to defense, transportation, national intelligence and public safety customers. Lexmark is a major developer and manufacturer of printing and enterprise content management (ECM) solutions such as laser printers, inkjet printers and ECM software. Booz Allen is one of America’s largest management technology consultants to both civilian agencies and U.S. government defense and intelligence organizations.

8	Nuveen Investments

The energy sector was the Fund’s primary detractor during the reporting period, with two underperforming holdings: Valero Energy Corporation and Phillips 66. Valero Energy refines and markets various transportation fuels and petrochemical products, as well as power production. Phillips 66, a leading U.S.-based crude oil refiner, is also involved in producing petrochemicals, natural gas liquids and power. These two holdings were sold during the reporting period.

Risk Considerations

Nuveen Equity Long/Short Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may change significantly over short or extended periods of time. The Fund sells securities that it has borrowed but does not own (“short sales”), which is a speculative technique. The Fund will suffer a loss when the price of a security that it holds long decreases or the price of a security that it has sold short increases. Losses on short sales arise from increases in the value of the security sold short, and therefore are theoretically unlimited. Because the Fund invests in both long and short equity positions, the Fund has overall exposure to changes in value of equity securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as frequent trading, futures contract, and large cap stock risks, are included in the Fund’s prospectus.

Nuveen Growth Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. The value of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. Small-cap stocks involve substantial risk and potential increased price volatility. More information on these risks considerations, as well as information on other risks to which the Fund is subject, such as investment focus risks, are included in the Fund’s prospectus.

Nuveen Large Cap Value Fund

Mutual fund investing involves risk; principal loss is possible. The value of equity securities may decline significantly over short or extended periods of time. More information on these risk considerations, as well as information on other risks to which the Fund is subject, such as futures contract, large cap stock, and value stock risks, are described in detail in the Fund’s prospectus.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Note 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Equity Long/Short Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	1-Month	1-Year	Since Inception*
Class A Shares at NAV	-2.78%	13.13%	11.59%
Class A Shares at maximum Offering Price	-8.36%	6.63%	10.19%
Russell 1000® Index**	-2.76%	19.84%	17.08%
Russell 1000® Growth Index**	-1.71%	16.43%	19.25%
Lipper Long/Short Equity Funds Classification Average**	-1.39%	8.43%	8.27%

Class C Shares	-2.82%	12.32%	10.75%
Class I Shares	-2.77%	13.41%	11.88%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	1-Month	1-Year	Since Inception*
Class A Shares at NAV	2.54%	16.51%	11.97%
Class A Shares at maximum Offering Price	-3.35%	9.79%	10.59%
Class C Shares	2.46%	15.60%	11.12%
Class I Shares	2.54%	16.75%	12.25%

Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	8.83%	3.74%
Class C Shares	9.58%	4.49%
Class I Shares	9.38%	3.47%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through July 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, (including prime broker fees and charges on short sales) dividend expense on securities sold short and extraordinary expenses) do not exceed 1.40% of the average daily net assets of any class of Fund shares. The expense limitation expiring July 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

*	Since inception returns are from 12/30/08.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Fund Performance and Expense Ratios (continued)

Nuveen Growth Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	1-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	-2.53%	15.86%	4.44%	3.15%
Class A Shares at maximum Offering Price	-8.15%	9.20%	3.22%	2.33%
Russell 1000® Growth Index**	-1.71%	16.43%	8.40%	6.58%
Lipper Large-Cap Growth Funds Classification Average**	-1.51%	16.15%	6.49%	5.16%

Class C Shares	-2.58%	15.01%	3.65%	2.37%
Class R3 Shares	-2.58%	15.50%	4.14%	2.87%
Class I Shares	-2.51%	16.14%	4.70%	3.41%

Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	1-Month	1-Year	5-Year	Since Inception*
Class A Shares at NAV	5.19%	20.11%	7.69%	3.81%
Class A Shares at maximum Offering Price	-0.87%	13.20%	6.43%	3.00%
Class C Shares	5.18%	19.24%	6.90%	3.04%
Class R3 Shares	5.21%	19.80%	7.40%	3.53%
Class I Shares	5.22%	20.39%	7.97%	4.08%

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are available to only certain retirement plan clients of financial intermediaries. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	1.30%	1.23%
Class C Shares	2.06%	1.98%
Class R3 Shares	1.52%	1.48%
Class I Shares	1.06%	0.98%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through November 30, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% (1.40% after November 30, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring November 30, 2013, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns for Class A, C and I Shares, and for the comparative index and Lipper classification average, are from 3/28/06. Class A, C and I Share returns are actual. Class R3 Share returns are actual for the periods since class inception on 3/3/09; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expense, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (continued)

Nuveen Large Cap Value Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of August 31, 2013

	Cumulative	Average Annual
	2-Month	1-Year	5-Year	10-Year*
Class A Shares at NAV	3.50%	23.62%	6.13%	7.63%
Class A Shares at maximum Offering Price	-2.44%	16.51%	4.88%	7.00%
Russell 1000® Value Index**	1.40%	23.10%	6.69%	7.61%
S&P 500® Index**	2.04%	18.70%	7.32%	7.12%
Lipper Large-Cap Value Funds Classification Average**	1.90%	22.12%	6.04%	6.69%

Class B Shares w/o CDSC	3.39%	22.67%	5.34%	6.99%
Class B Shares w/CDSC	-1.61%	18.67%	5.17%	6.99%
Class C Shares	3.36%	22.66%	5.34%	6.83%
Class R3 Shares	3.44%	23.33%	5.84%	7.33%
Class I Shares	3.52%	23.92%	6.39%	7.90%

Average Annual Total Returns as of September 30, 2013 (Most Recent Calendar Quarter)

	Cumulative	Average Annual
	2-Month	1-Year	5-Year	10-Year*
Class A Shares at NAV	-1.07%	23.55%	8.49%	8.07%
Class A Shares at maximum Offering Price	-6.75%	16.47%	7.21%	7.43%
Class B Shares w/o CDSC	-1.18%	22.69%	7.68%	7.41%
Class B Shares w/CDSC	-6.18%	18.69%	7.53%	7.41%
Class C Shares	-1.19%	22.68%	7.68%	7.25%
Class R3 Shares	-1.03%	23.26%	8.20%	7.76%
Class I Shares	-1.14%	23.94%	8.76%	8.33%

Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	1.15%
Class B Shares	1.90%
Class C Shares	1.90%
Class R3 Shares	1.40%
Class I Shares	0.90%

*	The returns for Class A, B, C and I Shares are actual. The returns for Class R3 Shares are actual for the periods since class inception on 8/04/08; returns prior to class inception are Class I Share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes and Lipper averages are not available for direct investment.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of August 31, 2013 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Holding Summaries as of August 31, 2013

This data relates to the securities held in the Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Nuveen Equity Long/
Short Fund

Portfolio Allocation[1]
Common Stocks (Long Exposure)	157.4%
Short-Term Investments	33.7%
Common Stocks Sold Short (Short Exposure)	(87.7)%
Other[2]	(3.4)%

Portfolio Composition – Common Stocks[1,5]
Specialty Retail	11.3%
Oil, Gas & Consumable Fuels	9.6%
Machinery	8.8%
IT Services	8.7%
Aerospace & Defense	7.7%
Health Care Providers & Services	7.4%
Electrical Equipment	6.0%
Chemicals	5.9%
Commercial Banks	5.7%
Health Care Equipment & Supplies	5.4%
Pharmaceuticals	4.6%
Media	4.2%
Insurance	4.2%
Software	4.0%
Computers & Peripherals	3.5%
Communications Equipment	3.0%
Capital Markets	2.9%
Diversified Telecommunication Services	2.7%
Semiconductors & Equipment	2.7%
Metals & Mining	2.7%
Building Products	2.5%
Diversified Financial Services	2.4%
Household Durables	2.4%
Airlines	2.3%
Energy Equipment & Services	2.2%
Consumer Finance	2.1%
Electric Utilities	2.1%
Industrial Conglomerates	1.6%
Multiline Retail	1.6%
Containers & Packaging	1.6%
Food Products	1.5%
Food & Staples Retailing	1.5%
Internet Software & Services	1.5%
Internet & Catalog Retail	1.4%
Construction & Engineering	1.4%
Tobacco	1.4%
Other[3]	16.9%

Portfolio Composition – Common Stocks Sold Short[1],5
Oil, Gas & Consumable Fuels	(6.2)%
Machinery	(5.9)%
Road & Rail	(4.7)%
Commercial Services & Supplies	(4.5)%
Metals & Mining	(4.4)%
Specialty Retail	(4.0)%
Health Care Providers & Services	(3.9)%
Energy Equipment & Services	(3.1)%
Commercial Banks	(3.1)%
Real Estate Investment Trust	(2.6)%
Chemicals	(2.6)%
Aerospace & Defense	(2.4)%
Construction & Engineering	(2.4)%
Semiconductors & Equipment	(2.3)%
Multiline Retail	(2.3)%
Life Sciences Tools & Services	(2.1)%
Internet Software & Services	(2.1)%
Hotels, Restaurants & Leisure	(2.1)%
Beverages	(2.0)%
Diversified Financial Services	(2.0)%
IT Services	(1.9)%
Electric Utilities	(1.7)%
Trading Companies & Distributors	(1.6)%
Insurance	(1.5)%
Other[4]	(16.3)%

Top Five Common Stock Holdings[1]
Lowe’s Companies, Inc.	3.0%
Best Buy Co., Inc.	2.7%
Microsoft Corporation	2.6%
Apple, Inc.	2.1%
Boeing Company	1.9%

Top Five Common Stock Sold Short[1]
Carpenter Technology Inc.	(1.0)%
Navistar International Corporation	(1.0)%
Goodyear Tire & Rubber Company	(1.0)%
Gulfport Energy Corporation	(0.9)%
Valley National Bancorp.	(0.9)%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Other includes all industries less than 1.4% of net assets.

4	Other includes all industries less than (1.5)% of net assets.

5	Percentages will not total to 100%.

18	Nuveen Investments

Nuveen Growth Fund

Portfolio Allocation[1]
Common Stocks	95.3%
Short-Term Investments	5.2%
Other[2]	(0.5)%

Portfolio Composition[1]
IT Services	8.1%
Software	6.2%
Specialty Retail	6.1%
Health Care Equipment & Supplies	5.2%
Internet Software & Services	5.1%
Computers & Peripherals	5.0%
Food & Staples Retailing	4.7%
Biotechnology	4.5%
Aerospace & Defense	4.3%
Chemicals	4.2%
Health Care Providers & Services	4.1%
Media	4.0%
Energy Equipment & Services	3.9%
Hotels, Restaurants & Leisure	2.5%
Tobacco	2.5%
Electronic Components	2.4%
Personal Products	2.2%
Short-Term Investments	5.2%
Other[3]	19.8%

Top Five Common Stock Holdings[1]
Google Inc., Class A	3.6%
Gilead Sciences, Inc.	2.9%
United Technologies Corporation	2.8%
Costco Wholesale Corporation	2.5%
Apple, Inc.	2.5%

1	As a percentage of net assets. Holdings are subject to change.

2	Other assets less liabilities.

3	Includes other assets less liabilities and all industries less than 2.2% of total net assets.

Nuveen Investments	19

Holding Summaries (continued) as of August 31, 2013

Nuveen Large Cap Value Fund

Portfolio Allocation[1]
Common Stocks	99.9%
Short-Term Investments[2]	—%
Other[3]	0.1%

Portfolio Composition[1]
Insurance	9.1%
Commercial Banks	7.3%
Diversified Financial Services	6.5%
Aerospace & Defense	5.8%
Pharmaceuticals	5.5%
Oil, Gas & Consumable Fuels	5.1%
Media	4.0%
Health Care Providers & Services	3.7%
Machinery	3.7%
Computers & Peripherals	3.7%
Diversified Telecommunication Services	3.6%
Communication Equipment	3.6%
Health Care Equipment & Supplies	3.4%
Specialty Retail	3.2%
Electronic Equipment & Instruments	3.2%
Capital Markets	3.0%
Consumer Finance	2.3%
Construction & Engineering	2.2%
IT Services	2.2%
Short-Term Investments[2]	—%
Other[4]	18.9%

Top Five Common Stock Holdings[1]
Wells Fargo & Company	3.4%
JPMorgan Chase & Co.	3.3%
Pfizer Inc.	3.3%
Citigroup Inc.	2.8%
Exxon Mobil Corporation	2.7%

1	As a percentage of net assets. Holdings are subject to change.

2	Rounds to less than 0.1%.

3	Other assets less liabilities.

4	Includes other assets less liabilities and all industries less than 2.2% of net assets.

20	Nuveen Investments

Expense Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the expense examples of Nuveen Equity Long/Short Fund, Nuveen Growth Fund and Nuveen Large Cap Value Fund reflect only the first 31, 31 and 62 days of the new fiscal year end reporting period, they may not provide a meaningful understanding of each Fund’s ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the end of the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Equity Long/Short Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$972.20	$971.80	$972.30	$1,001.66	$1,001.01	$1,001.89
Expenses Incurred During Period	$2.55	$3.19	$2.33	$2.58	$3.24	$2.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 3.04%, 3.81% and 2.78% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the first 31 days of the new fiscal year end reporting period).

Nuveen Growth Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	C Shares	R3 Shares	I Shares	A Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (8/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$974.70	$974.20	$974.20	$974.90	$1,003.21	$1,002.57	$1,002.99	$1,003.42
Expenses Incurred During Period	$1.02	$1.65	$1.24	$0.81	$1.04	$1.68	$1.26	$0.83

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.48% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the first 31 days of the new fiscal year end reporting period).

Nuveen Large Cap Value Fund

						Hypothetical Performance
	Actual Performance					(5% annualized return before expenses)
	A Shares	B Shares	C Shares	R3 Shares	I Shares	A Shares	B Shares	C Shares	R3 Shares	I Shares
Beginning Account Value (7/01/13)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (8/31/13)	$1,035.00	$1,033.90	$1,033.60	$1,034.40	$1,035.20	$1,006.37	$1,005.10	$1,005.10	$1,005.95	$1,006.79
Expenses Incurred During Period	$2.16	$3.45	$3.45	$2.59	$1.73	$2.13	$3.41	$3.41	$2.56	$1.70

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.25%, 2.00%, 2.00%, 1.50% and 1.00% for Classes A, B, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the first 62 days of the new fiscal year end reporting period).

Nuveen Investments	21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Investment Trust and Nuveen Investment Trust II:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of Nuveen Large Cap Value Fund (a series of the Nuveen Investment Trust), Nuveen Equity Long/Short Fund, and Nuveen Growth Fund (each a series of the Nuveen Investment Trust II) (hereinafter referred to as the “Funds”) at August 31, 2013, the results of each of their operations, the changes in each of their net assets, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

October 28, 2013

22	Nuveen Investments

Portfolio of Investments

Nuveen Equity Long/Short Fund

August 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 157.4%

	Aerospace & Defense – 7.7%

952	Boeing Company	$98,932

922	General Dynamics Corporation	76,757

784	L-3 Communications Holdings, Inc.	70,819

965	Northrop Grumman Corporation	89,041

1,015	Rockwell Collins, Inc.	71,832
	Total Aerospace & Defense	407,381
	Airlines – 2.3%

2,306	Delta Air Lines, Inc.	45,497

6,016	Southwest Airlines Co.	77,065
	Total Airlines	122,562
	Auto Components – 1.3%

3,133	Gentex Corporation	70,586
	Beverages – 0.8%

1,002	Dr. Pepper Snapple Group	44,850
	Biotechnology – 0.8%

1,579	Myriad Genetics Inc., (2)	41,322
	Building Products – 2.5%

3,500	Masco Corporation	66,220

1,604	Smith AO Corporation	67,448
	Total Building Products	133,668
	Capital Markets – 2.9%

689	Ameriprise Financial, Inc.	59,357

1,150	Franklin Resources, Inc.	53,084

263	Goldman Sachs Group, Inc.	40,010
	Total Capital Markets	152,451
	Chemicals – 5.9%

396	CF Industries Holdings, Inc.	75,375

1,629	Dow Chemical Company	60,925

1,277	LyondellBasell Industries NV	89,582

1,049	W.R. Grace & Co., (2)	84,287
	Total Chemicals	310,169
	Commercial Banks – 5.7%

4,976	Associated Banc-Corp.	79,367

4,449	Fifth Third Bancorp.	81,372

8,398	Regions Financial Corporation	78,941

2,130	Zions Bancorporation	59,576
	Total Commercial Banks	299,256
	Commercial Services & Supplies – 1.0%

3,028	R.R. Donnelley & Sons Company	50,507
	Communications Equipment – 3.0%

4,763	Brocade Communications Systems Inc., (2)	35,246

1,600	Cisco Systems, Inc.	37,296

1,495	Harris Corporation	84,662
	Total Communications Equipment	157,204

Nuveen Investments	23

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	Computers & Peripherals – 3.5%

225	Apple, Inc.	$109,586

1,927	Hewlett-Packard Company	43,049

1,000	Lexmark International, Inc., Class A	34,160
	Total Computers & Peripherals	186,795
	Construction & Engineering – 1.4%

2,506	AECOM Technology Corporation, (2)	73,000
	Consumer Finance – 2.1%

1,195	Discover Financial Services	56,464

2,356	SLM Corporation	56,520
	Total Consumer Finance	112,984
	Containers & Packaging – 1.6%

700	AptarGroup Inc.	41,167

782	Packaging Corp. of America	41,477
	Total Containers & Packaging	82,644
	Diversified Financial Services – 2.4%

1,084	CBOE Holdings Inc.	49,745

1,516	JPMorgan Chase & Co.	76,603
	Total Diversified Financial Services	126,348
	Diversified Telecommunication Services – 2.7%

12,534	Frontier Communications Corporation	54,272

1,917	Verizon Communications Inc.	90,827
	Total Diversified Telecommunication Services	145,099
	Electric Utilities – 2.1%

1,240	Edison International	56,904

1,025	Pinnacle West Capital Corporation	55,627
	Total Electric Utilities	112,531
	Electrical Equipment – 6.0%

1,564	Ametek Inc.	67,127

1,554	Emerson Electric Company	93,815

927	Rockwell Automation, Inc.	90,132

551	Roper Industries Inc.	68,159
	Total Electrical Equipment	319,233
	Electronic Equipment & Instruments – 0.7%

2,694	AVX Group	34,672
	Energy Equipment & Services – 2.2%

889	Cooper Cameron Corporation, (2)	50,486

4,224	Nabors Industries Inc.	65,050
	Total Energy Equipment & Services	115,536
	Food & Staples Retailing – 1.5%

2,995	Safeway Inc.	77,571
	Food Products – 1.5%

1,100	Archer-Daniels-Midland Company	38,731

378	JM Smucker Company	40,121
	Total Food Products	78,852

24	Nuveen Investments

Shares	Description (1)	Value
	Health Care Equipment & Supplies – 5.4%

1,754	Abbott Laboratories	$58,461

6,868	Boston Scientific Corporation, (2)	72,663

2,040	CareFusion Corporation, (2)	73,134

1,550	Medtronic, Inc.	80,213
	Total Health Care Equipment & Supplies	284,471
	Health Care Providers & Services – 7.4%

877	AmerisourceBergen Corporation	49,919

917	Express Scripts, Holding Company, (2)	58,578

451	McKesson HBOC Inc.	54,756

523	Medax Inc., (2)	50,925

1,100	Omnicare, Inc.	59,807

1,428	Patterson Companies, Inc.	56,949

689	Wellpoint Inc.	58,661
	Total Health Care Providers & Services	389,595
	Hotels, Restaurants & Leisure – 0.8%

689	Starwood Hotels & Resorts Worldwide, Inc.	44,055
	Household Durables – 2.4%

3,961	PulteGroup, Inc.	60,960

501	Whirlpool Corporation	64,454
	Total Household Durables	125,414
	Household Products – 1.2%

639	Energizer Holdings Inc.	63,152
	Independent Power Producers & Energy Traders – 1.1%

4,637	AES Corporation	58,936
	Industrial Conglomerates – 1.6%

1,303	Danaher Corporation	85,373
	Insurance – 4.2%

240	Everest Reinsurance Group Ltd	32,868

5,477	Old Republic International Corporation	77,773

2,868	Unum Group	84,692

750	Valdius Holdings Limited	25,958
	Total Insurance	221,291
	Internet & Catalog Retail – 1.4%

1,575	Expedia, Inc.	73,647
	Internet Software & Services – 1.5%

1,616	VeriSign, Inc., (2)	77,552
	IT Services – 8.7%

690	Accenture Limited	49,853

325	Alliance Data Systems Corporation, (2)	63,603

2,206	CoreLogic Inc., (2)	56,694

752	Henry Jack and Associates Inc.	37,525

130	MasterCard, Inc.	78,790

1,800	Total System Services Inc.	49,806

2,369	Vantiv Inc., (2)	62,565

3,339	Western Union Company	58,533
	Total IT Services	457,369

Nuveen Investments	25

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	Leisure Equipment & Products – 1.1%

1,291	Hasbro, Inc.	$58,844
	Machinery – 8.8%

1,278	Crane Company	73,370

977	Dover Corporation	83,094

1,052	Graco Inc.	73,103

1,311	IDEX Corporation	77,834

775	Nordson Corporation	51,654

1,817	Terex Corporation, (2)	52,693

900	Wabtec Corporation	52,668
	Total Machinery	464,416
	Media – 4.2%

752	Comcast Corporation, Class A	31,652

626	Liberty Global Inc., Class A Shares, (2)	48,628

2,256	Lions Gate Entertainment Corporation, (2)	78,982

1,604	Regal Entertainment Group, Class A	28,696

65	Washington Post Company	36,660
	Total Media	224,618
	Metals & Mining – 2.7%

7,696	Alcoa Inc.	59,259

1,228	Reliance Steel & Aluminum Company	81,895
	Total Metals & Mining	141,154
	Multiline Retail – 1.6%

752	Dillard’s, Inc., Class A	57,348

576	Macy’s, Inc.	25,592
	Total Multiline Retail	82,940
	Multi-Utilities – 1.0%

1,642	Ameren Corporation	55,516
	Oil, Gas & Consumable Fuels – 9.6%

965	Apache Corporation	82,681

1,178	CVTR Energy Inc.	50,442

1,050	Hess Corporation	78,593

230	HollyFrontier Company	10,230

852	Marathon Petroleum Corporation	61,778

3,835	Peabody Energy Corporation	65,962

10,300	SandRidge Energy Inc., (2)	53,045

1,358	Valero Energy Corporation	48,250

3,148	WPX Energy Inc., (2)	58,742
	Total Oil, Gas & Consumable Fuels	509,723
	Paper & Forest Products – 1.2%

987	Domtar Corporation	65,142
	Personal Products – 1.3%

1,103	Herbalife, Ltd.	67,294
	Pharmaceuticals – 4.6%

1,400	AbbVie Inc.	59,654

1,942	Endo Pharmaceuticals Holdings Inc., (2)	79,797

26	Nuveen Investments

Shares	Description (1)			Value
	Pharmaceuticals (continued)

1,504	Mylan Laboratories Inc., (2)			$53,151

1,737	Pfizer Inc.			49,001
	Total Pharmaceuticals			241,603
	Professional Services – 1.0%

546	Dun and Bradstreet Inc.			54,316
	Real Estate Investment Trust – 0.7%

526	Taubman Centers Inc.			35,458
	Semiconductors & Equipment – 2.7%

2,243	Intel Corporation			49,301

1,203	Maxim Integrated Products, Inc.			33,498

4,191	NVIDIA Corporation			61,816
	Total Semiconductors & Equipment			144,615
	Software – 4.0%

854	CA Inc.			24,980

4,061	Microsoft Corporation			135,637

2,024	Symantec Corporation			51,835
	Total Software			212,452
	Specialty Retail – 11.3%

1,353	Abercrombie & Fitch Co., Class A			47,774

3,947	Best Buy Co., Inc.			142,091

765	GameStop Corporation			38,411

1,564	Gap, Inc.			63,248

1,100	Home Depot, Inc.			81,939

3,449	Lowe’s Companies, Inc.			158,033

952	PetSmart Inc.			67,049
	Total Specialty Retail			598,545
	Textiles, Apparel & Luxury Goods – 1.2%

1,103	Hanesbrands Inc.			65,605
	Thrifts & Mortgage Finance – 0.5%

501	Ocwen Financial Corporation, (2)			25,270
	Tobacco – 1.4%

2,130	Altria Group, Inc.			72,164
	Trading Companies & Distributors – 1.2%

2,506	MRC Global Inc., (2)			65,783
	Total Common Stocks (cost $8,302,975)			8,321,534

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 33.7%

$1,780	Repurchase Agreement with State Street Bank, dated 8/30/13, repurchase price $1,780,099, collateralized by 1,820,000 U.S. Treasury Notes, 0.875%, due 2/28/17, value $1,818,535	0.000%	9/03/13	$1,780,099
	Total Short-Term Investments (cost $1,780,099)			1,780,099
	Total Investments (cost $10,083,074) – 191.1%			10,101,633

Nuveen Investments	27

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS SOLD SHORT – (87.7)% (3)

	Aerospace & Defense – (2.4)%

(1,228)	Hexcel Corporation, (2)	$(43,680)

(1,679)	Textron Inc.	(45,232)

(551)	Triumph Group Inc.	(39,655)
	Total Aerospace & Defense	(128,567)
	Airlines – (0.7)%

(1,353)	United Continental Holdings Inc., (2)	(38,506)
	Auto Components – (1.0)%

(2,506)	Goodyear Tire & Rubber Company, (2)	(50,421)
	Automobiles – (0.8)%

(1,215)	General Motors Company, (2)	(41,407)
	Beverages – (2.0)%

(626)	Beam Inc.	(39,219)

(576)	Brown-Forman Corporation	(38,586)

(508)	Monster Beverage Corporation, (2)	(29,154)
	Total Beverages	(106,959)
	Building Products – (0.7)%

(952)	Owens Corning, (2)	(35,643)
	Capital Markets – (0.7)%

(1,817)	Charles Schwab Corporation	(37,939)
	Chemicals – (2.6)%

(601)	Cytec Industries, Inc.	(44,943)

(700)	Rockwood Holdings Inc.	(44,702)

(451)	Westlake Chemical Corporation	(45,632)
	Total Chemicals	(135,277)
	Commercial Banks – (3.1)%

(864)	Bank of Hawaii Corporation	(44,496)

(2,444)	First Horizon National Corporation	(27,031)

(3,070)	TCF Financial Corporation	(43,134)

(4,838)	Valley National Bancorp.	(48,815)
	Total Commercial Banks	(163,476)
	Commercial Services & Supplies – (4.5)%

(676)	Clean Harbors, Inc., (2)	(38,417)

(1,165)	Copart Inc., (2)	(37,012)

(1,248)	Iron Mountain Inc.	(32,198)

(1,103)	Republic Services, Inc.	(35,859)

(889)	Rollins Inc.	(22,003)

(325)	Stericycle Inc., (2)	(36,582)

(854)	Waste Connections Inc.	(36,175)
	Total Commercial Services & Supplies	(238,246)
	Communications Equipment – (0.3)%

(1,353)	JDS Uniphase Corporation, (2)	(17,359)
	Computers & Peripherals – (0.9)%

(676)	NCR Corporation, (2)	(24,052)

(228)	Stratasys, Ltd., (2)	(24,458)
	Total Computers & Peripherals	(48,510)

28	Nuveen Investments

Shares	Description (1)	Value
	Construction & Engineering – (2.4)%

(714)	Chicago Bridge & Iron Company N.V.	$(42,719)

(1,316)	KBR Inc.	(39,296)

(1,604)	Quanta Services Incorporated, (2)	(41,929)
	Total Construction & Engineering	(123,944)
	Containers & Packaging – (0.9)%

(1,291)	MeadWestvaco Corporation	(46,282)
	Diversified Financial Services – (2.0)%

(501)	CME Group, Inc.	(35,626)

(2,080)	Interactive Brokers Group, Inc.	(34,902)

(621)	McGraw-Hill Companies, Inc.	(36,248)
	Total Diversified Financial Services	(106,776)
	Electric Utilities – (1.7)%

(463)	Duke Energy Corporation	(30,373)

(812)	FirstEnergy Corp.	(30,426)

(308)	ITC Holdings Corporation	(27,378)
	Total Electric Utilities	(88,177)
	Electronic Equipment & Instruments – (1.1)%

(574)	Dolby Laboratories, Inc.	(18,041)

(965)	Ingram Micro, Inc., Class A, (2)	(21,327)

(611)	National Instruments Corporation	(16,955)
	Total Electronic Equipment & Instruments	(56,323)
	Energy Equipment & Services – (3.1)%

(574)	Atwood Oceanics Inc., (2)	(31,960)

(426)	Oceaneering International Inc.	(33,049)

(777)	Seadrill Limited	(35,944)

(601)	Tidewater Inc.	(32,430)

(659)	Unit Corporation, (2)	(30,347)
	Total Energy Equipment & Services	(163,730)
	Food & Staples Retailing – (0.7)%

(802)	The Fresh Market, Inc., (2)	(39,146)
	Food Products – (0.6)%

(1,015)	Hillshire Brands Company	(32,795)
	Gas Utilities – (0.5)%

(551)	ONEOK, Inc.	(28,343)
	Health Care Providers & Services – (3.9)%

(1,200)	Brookdale Senior Living Inc., (2)	(30,024)

(651)	Catamaran Corporation, (2)	(35,746)

(218)	Davita Inc., (2)	(23,437)

(2,058)	Health Management Associates Inc., (2)	(26,466)

(902)	Health Net Inc., (2)	(27,222)

(350)	Humana Inc.	(32,228)

(764)	Tenet Healthcare Corporation, (2)	(29,834)
	Total Health Care Providers & Services	(204,957)
	Hotels, Restaurants & Leisure – (2.1)%

(501)	Carnival Corporation	(18,081)

Nuveen Investments	29

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure (continued)

(752)	Dunkin Brands Group Inc.	$(32,404)

(300)	McDonald’s Corporation	(28,307)

(591)	Penn National Gaming, Inc., (2)	(31,080)
	Total Hotels, Restaurants & Leisure	(109,872)
	Household Durables – (0.8)%

(1,300)	D.R. Horton, Inc.	(23,205)

(513)	Tempur Pedic International Inc., (2)	(19,756)
	Total Household Durables	(42,961)
	Independent Power Producers & Energy Traders – (0.6)%

(1,255)	NRG Energy Inc.	(32,944)
	Insurance – (1.5)%

(95)	Alleghany Corporation, (2)	(36,774)

(85)	Markel Corporation, (2)	(43,410)
	Total Insurance	(80,184)
	Internet & Catalog Retail – (0.3)%

(50)	NetFlix.com Inc., (2)	(14,196)
	Internet Software & Services – (2.1)%

(175)	Equinix Inc., (2)	(30,405)

(2,271)	Pandora Media, Inc., (2)	(41,832)

(1,393)	Yahoo! Inc., (2)	(37,778)
	Total Internet Software & Services	(110,015)
	IT Services – (1.9)%

(350)	Fiserv, Inc., (2)	(33,695)

(777)	Global Payments Inc.	(37,024)

(183)	Visa Inc.	(31,919)
	Total IT Services	(102,638)
	Life Sciences Tools & Services – (2.1)%

(376)	Covance, Inc., (2)	(30,471)

(576)	Techne Corporation	(44,646)

(355)	Waters Corporation, (2)	(35,092)
	Total Life Sciences Tools & Services	(110,209)
	Machinery – (5.9)%

(1,729)	Harsco Corporation	(40,683)

(891)	Joy Global Inc.	(43,766)

(1,479)	Navistar International Corporation, (2)	(50,685)

(782)	PACCAR Inc.	(41,923)

(716)	Pentair Limited	(43,039)

(615)	SPX Corporation	(45,535)

(564)	Stanley Black & Decker Inc.	(48,087)
	Total Machinery	(313,718)
	Marine – (0.9)%

(564)	Kirby Corporation, (2)	(45,363)
	Media – (0.7)%

(802)	Echostar Communications Corporation	(36,058)

30	Nuveen Investments

Shares	Description (1)	Value
	Metals & Mining – (4.4)%

(965)	Carpenter Technology Inc.	$(51,887)

(1,566)	Freeport-McMoRan Copper & Gold, Inc.	(47,324)

(1,395)	Newmont Mining Corporation	(44,319)

(753)	Royal Gold, Inc.	(43,697)

(2,635)	Tahoe Resources Inc., (2)	(47,167)
	Total Metals & Mining	(234,394)
	Multiline Retail – (2.3)%

(789)	Dollar General Corporation, (2)	(42,582)

(581)	Family Dollar Stores, Inc.	(41,361)

(3,000)	J.C. Penney Company, Inc., (2)	(37,440)
	Total Multiline Retail	(121,383)
	Multi-Utilities – (0.5)%

(325)	Sempra Energy	(27,437)
	Oil, Gas & Consumable Fuels – (6.2)%

(175)	Concho Resources Inc., (2)	(16,889)

(1,516)	CONSOL Energy Inc.	(47,345)

(451)	Continental Resources Inc., (2)	(41,609)

(839)	Gulfport Energy Corporation, (2)	(49,501)

(927)	Kinder Morgan, Inc.	(35,161)

(1,002)	Oasis Petroleum Inc., (2)	(39,278)

(458)	Range Resources Corporation	(34,341)

(879)	Spectra Energy Corporation	(29,104)

(965)	Williams Companies, Inc.	(34,972)
	Total Oil, Gas & Consumable Fuels	(328,200)
	Pharmaceuticals – (0.7)%

(877)	Forest Laboratories, Inc., (2)	(37,299)
	Real Estate Investment Trust – (2.6)%

(396)	American Campus Communities Inc.	(13,191)

(1,817)	Annaly Capital Management Inc.	(21,204)

(150)	AvalonBay Communities, Inc.	(18,585)

(752)	Duke Realty Corporation	(10,972)

(325)	Equity Residential	(16,864)

(303)	Macerich Company	(17,053)

(501)	Realty Income Corporation	(19,790)

(250)	Vornado Realty Trust	(20,324)
	Total Real Estate Investment Trust	(137,983)
	Road & Rail – (4.7)%

(1,500)	Avis Budget Group Inc., (2)	(40,155)

(1,027)	Con-Way, Inc.	(42,723)

(513)	Genesee & Wyoming Inc., (2)	(44,415)

(1,554)	Hertz Global Holdings Inc., (2)	(37,343)

(1,065)	Old Dominion Freight Line, (2)	(46,242)

(671)	Ryder System, Inc.	(37,314)
	Total Road & Rail	(248,192)

Nuveen Investments	31

Portfolio of Investments

Nuveen Equity Long/Short Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	Semiconductors & Equipment – (2.3)%

(8,272)	Advanced Micro Devices, Inc., (2)	$(27,049)

(2,140)	Applied Materials, Inc.	(32,121)

(4,512)	Atmel Corporation, (2)	(32,757)

(2,208)	Micron Technology, Inc., (2)	(29,963)
	Total Semiconductors & Equipment	(121,890)
	Software – (0.6)%

(11,561)	Zynga Inc., (2)	(32,718)
	Specialty Retail – (4.0)%

(870)	CarMax, Inc., (2)	(41,377)

(2,307)	Chico’s FAS, Inc.	(35,989)

(777)	Dick’s Sporting Goods Inc.	(36,061)

(1,200)	Guess Inc.	(36,600)

(1,378)	Sally Beauty Holdings Inc., (2)	(36,007)

(255)	Ulta Salon, Cosmetics & Fragrance, Inc., (2)	(25,306)
	Total Specialty Retail	(211,340)
	Textiles, Apparel & Luxury Goods – (0.6)%

(250)	PVH Corporation	(32,188)
	Thrifts & Mortgage Finance – (0.8)%

(4,321)	Hudson City Bancorp, Inc.	(39,710)
	Trading Companies & Distributors – (1.6)%

(940)	Fastenal Company	(41,350)

(952)	GATX Corporation	(43,087)
	Total Trading Companies & Distributors	(84,437)
	Water Utilities – (0.2)%

(400)	Aqua America Inc.	(12,148)
	Wireless Telecommunication Services – (0.7)%

(5,200)	Sprint Corporation, (2)	(34,892)
	Total Common Stocks Sold Short (proceeds $4,650,090)	(4,635,152)
	Other Assets Less Liabilities – (3.4)%	(180,868)
	Net Assets – 100%	$5,285,613

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(3)	The Fund may pledge up to 100% of its eligible investments in the Portfolio of Investments as collateral for Common Stocks Sold Short. As of the end of the reporting period, investments with a value of $6,394,732 have been pledged as collateral for Common Stocks Sold Short.

See accompanying notes to financial statements.

32	Nuveen Investments

Portfolio of Investments

Nuveen Growth Fund

August 31, 2013

Shares	Description (1)	Value

	COMMON STOCKS – 95.3%

	Aerospace & Defense – 4.3%

2,549	Precision Castparts Corporation	$538,451

9,489	United Technologies Corporation	949,849
	Total Aerospace & Defense	1,488,300
	Biotechnology – 4.5%

4,123	Celgene Corporation, (2)	577,138

16,376	Gilead Sciences, Inc., (2)	986,982
	Total Biotechnology	1,564,120
	Capital Markets – 1.7%

8,150	T. Rowe Price Group Inc.	571,641
	Chemicals – 4.2%

7,643	Ecolab Inc.	698,188

7,642	Monsanto Company	748,075
	Total Chemicals	1,446,263
	Commercial Banks – 2.0%

17,068	Wells Fargo & Company	701,153
	Computers & Peripherals – 5.0%

1,775	Apple, Inc.	864,514

33,218	EMC Corporation	856,360
	Total Computers & Peripherals	1,720,874
	Electrical Equipment – 1.5%

4,245	Roper Industries Inc.	525,107
	Electronic Components – 2.4%

10,725	Amphenol Corporation, Class A	812,633
	Energy Equipment & Services – 3.9%

7,176	Oceaneering International Inc.	556,714

9,647	Schlumberger Limited	780,828
	Total Energy Equipment & Services	1,337,542
	Food & Staples Retailing – 4.7%

7,824	Costco Wholesale Corporation	875,271

13,071	CVS Caremark Corporation	758,772
	Total Food & Staples Retailing	1,634,043
	Health Care Equipment & Supplies – 5.2%

9,000	Covidien PLC	534,600

11,459	ResMed Inc.	541,323

10,555	Stryker Corporation	706,024
	Total Health Care Equipment & Supplies	1,781,947
	Health Care Providers & Services – 4.1%

10,510	Express Scripts, Holding Company, (2)	671,379

6,001	McKesson HBOC Inc.	728,581
	Total Health Care Providers & Services	1,399,960
	Hotels, Restaurants & Leisure – 2.5%

12,083	Starbucks Corporation	852,093
	Industrial Conglomerates – 2.0%

10,444	Danaher Corporation	684,291

Nuveen Investments	33

Portfolio of Investments

Nuveen Growth Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	Internet Software & Services – 5.1%

10,700	eBay Inc., (2)	$534,893

1,451	Google Inc., Class A, (2)	1,228,852
	Total Internet Software & Services	1,763,745
	IT Services – 8.1%

11,896	Accenture Limited	859,486

2,120	Alliance Data Systems Corporation, (2)	414,884

11,670	Gartner Inc., (2)	676,510

4,904	Visa Inc.	855,356
	Total IT Services	2,806,236
	Leisure Equipment & Products – 2.0%

6,160	Polaris Industries Inc.	672,734
	Life Sciences Tools & Services – 1.6%

5,703	Waters Corporation, (2)	563,742
	Media – 4.0%

11,251	DIRECTV, (2)	654,583

9,384	Discovery Communications inc., Class A Shares, (2)	727,354
	Total Media	1,381,937
	Personal Products – 2.2%

9,130	Nu Skin Enterprises, Inc., Class A	764,272
	Pharmaceuticals – 1.9%

7,405	Allergan, Inc.	654,454
	Professional Services – 2.1%

6,633	IHS Inc., (2)	710,726
	Road & Rail – 1.1%

3,506	Kansas City Southern Industries	369,603
	Software – 6.2%

7,291	Adobe Systems Incorporated, (2)	333,563

8,600	Check Point Software Technology Limited, (2)	482,202

7,935	Intuit, Inc.	504,111

25,400	Oracle Corporation	809,244
	Total Software	2,129,120
	Specialized REIT – 2.1%

10,326	American Tower REIT Inc.	717,554
	Specialty Retail – 6.1%

13,264	Gap, Inc.	536,396

7,397	PetSmart Inc.	520,971

8,490	Ross Stores, Inc.	571,037

3,874	Tractor Supply Company	474,060
	Total Specialty Retail	2,102,464
	Textiles, Apparel & Luxury Goods – 1.3%

7,342	Nike, Inc., Class B	461,224
	Tobacco – 2.5%

10,135	Philip Morris International	845,664
	Trading Companies & Distributors – 1.0%

1,367	W.W. Grainger, Inc.	338,127
	Total Common Stocks (cost $24,690,169)	32,801,569

34	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 5.2%

$1,802	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/13, repurchase price $1,801,989, collateralized by 1,765,000 U.S. Treasury Notes, 2.250%, due 11/30/17, value $1,842,026	0.000%	9/03/13	$1,801,989
	Total Short-Term Investments (cost $1,801,989)			1,801,989
	Total Investments (cost $26,492,158) – 100.5%			34,603,558
	Other Assets Less Liabilities – (0.5)%			(171,363)
	Net Assets – 100%			$34,432,195

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
REIT	Real Estate Investment Trust.

See accompanying notes to financial statements.

Nuveen Investments	35

Portfolio of Investments

Nuveen Large Cap Value Fund

August 31, 2013

Shares	Description (1)	Value
	COMMON STOCKS – 99.9%

	Aerospace & Defense – 5.8%

32,000	Alliant Techsystems Inc.	$3,096,320

228,000	Exelis Inc.	3,353,880

39,000	L-3 Communications Holdings, Inc.	3,522,870

43,000	Northrop Grumman Corporation	3,967,610

57,000	Raytheon Company	4,298,370
	Total Aerospace & Defense	18,239,050
	Airlines – 0.2%

26,000	Delta Air Lines, Inc.	512,980
	Auto Components – 0.1%

7,200	Delphi Automotive PLC	396,144
	Automobiles – 1.6%

301,000	Ford Motor Company	4,873,190
	Capital Markets – 3.0%

41,000	Ameriprise Financial, Inc.	3,532,150

39,000	Goldman Sachs Group, Inc.	5,933,070
	Total Capital Markets	9,465,220
	Chemicals – 1.5%

18,000	CF Industries Holdings, Inc.	3,426,120

20,000	LyondellBasell Industries NV	1,403,000
	Total Chemicals	4,829,120
	Commercial & Professional Services – 1.1%

86,000	ADT Corporation	3,425,380
	Commercial Banks – 7.3%

84,000	Comerica Incorporated	3,430,560

164,000	Fifth Third Bancorp.	2,999,560

112,785	KeyCorp.	1,316,201

63,000	PNC Financial Services Group, Inc.	4,553,010

257,000	Wells Fargo & Company	10,557,560
	Total Commercial Banks	22,856,891
	Commercial Services & Supplies – 0.9%

166,000	R.R. Donnelley & Sons Company	2,768,880
	Communication Equipment – 3.6%

340,000	Cisco Systems, Inc.	7,925,400

59,000	Harris Corporation	3,341,170
	Total Communication Equipment	11,266,570
	Computers & Peripherals – 3.7%

209,000	Hewlett-Packard Company	4,669,060

93,000	Lexmark International, Inc., Class A	3,176,880

60,000	Western Digital Corporation	3,720,000
	Total Computers & Peripherals	11,565,940
	Construction & Engineering – 2.2%

118,000	AECOM Technology Corporation, (2)	3,437,340

72,000	URS Corporation	3,565,440
	Total Construction & Engineering	7,002,780

36	Nuveen Investments

Shares	Description (1)	Value
	Consumer Finance – 2.3%

77,000	Discover Financial Services	$3,638,250

146,000	SLM Corporation	3,502,540
	Total Consumer Finance	7,140,790
	Containers & Packaging – 1.0%

76,000	Avery Dennison Corporation	3,249,760
	Diversified Consumer Services – 0.5%

52,000	Devry, Inc.	1,560,520
	Diversified Financial Services – 6.5%

12,000	Berkshire Hathaway Inc., Class B, (2)	1,334,640

180,000	Citigroup Inc.	8,699,400

205,000	JPMorgan Chase & Co.	10,358,650
	Total Diversified Financial Services	20,392,690
	Diversified Telecommunication Services – 3.6%

22,000	AT&T Inc.	744,260

122,000	CenturyLink Inc.	4,040,640

787,000	Frontier Communications Corporation	3,407,710

389,000	Windstream Corporation	3,139,230
	Total Diversified Telecommunication Services	11,331,840
	Electronic Components – 0.5%

124,000	Vishay Intertechnology Inc., (2)	1,519,000
	Electronic Equipment & Instruments – 3.2%

74,000	Arrow Electronics, Inc., (2)	3,435,080

85,000	Avnet Inc.	3,277,600

68,000	Tech Data Corporation, (2)	3,342,880
	Total Electronic Equipment & Instruments	10,055,560
	Energy Equipment & Services – 0.1%

23,000	Patterson-UTI Energy, Inc.	450,570
	Health Care Equipment & Supplies – 3.4%

157,000	Abbott Laboratories	5,232,810

102,000	Medtronic, Inc.	5,278,500
	Total Health Care Equipment & Supplies	10,511,310
	Health Care Providers & Services – 3.7%

79,000	Cardinal Health, Inc.	3,972,120

28,000	McKesson HBOC Inc.	3,399,480

51,000	Wellpoint Inc.	4,342,140
	Total Health Care Providers & Services	11,713,740
	Household Durables – 1.1%

26,000	Whirlpool Corporation	3,344,900
	Household Products – 0.9%

10,000	Energizer Holdings Inc.	988,300

22,000	Procter & Gamble Company	1,713,580
	Total Household Products	2,701,880
	Industrial Conglomerates – 0.9%

124,000	General Electric Company	2,869,360

Nuveen Investments	37

Portfolio of Investments

Nuveen Large Cap Value Fund (continued)

August 31, 2013

Shares	Description (1)	Value
	Insurance – 9.1%

63,000	American Financial Group Inc.	$3,246,390

63,000	Aspen Insurance Holdings Limited	2,240,910

27,000	Everest Reinsurance Group Ltd	3,697,650

65,000	Lincoln National Corporation	2,732,600

102,000	MetLife, Inc.	4,711,380

41,000	PartnerRe Limited	3,573,150

40,000	Protective Life Corporation	1,671,600

38,000	RenaisasnceRE Holdings, Limited	3,321,200

118,000	Unum Group	3,484,540
	Total Insurance	28,679,420
	IT Services – 2.2%

164,000	Booz Allen Hamilton Holding Corporation	3,317,720

234,000	SAIC, Inc.	3,526,380
	Total IT Services	6,844,100
	Life Sciences Tools & Services – 1.2%
80,000	Agilent Technologies, Inc.	3,731,200
	Machinery – 3.7%

64,000	AGCO Corporation	3,619,840

24,000	Crane Company	1,377,840

58,000	Ingersoll Rand Company Limited, Class A	3,430,120

72,000	Oshkosh Truck Corporation, (2)	3,234,240
	Total Machinery	11,662,040
	Media – 4.0%

3,000	Charter Communications, Inc., Class A, (2)	364,260

4,300	DIRECTV, (2)	250,174

138,000	Gannett Company Inc.	3,324,420

88,000	Time Warner Inc.	5,326,640

6,000	Washington Post Company	3,384,000
	Total Media	12,649,494
	Multiline Retail – 1.5%

32,000	Big Lots, Inc., (2)	1,133,440

79,000	Macy’s, Inc.	3,509,970
	Total Multiline Retail	4,643,410
	Office Electronics – 0.2%

73,410	Xerox Corporation	732,632
	Oil, Gas & Consumable Fuels – 5.1%

7,000	Apache Corporation	599,760

21,000	Chevron Corporation	2,529,030

96,000	Exxon Mobil Corporation	8,367,360

55,000	Marathon Petroleum Corporation	3,988,050

21,000	Peabody Energy Corporation	361,200
	Total Oil, Gas & Consumable Fuels	15,845,400
	Paper & Forest Products – 1.6%

48,000	Domtar Corporation	3,168,000

41,000	International Paper Company	1,935,610
	Total Paper & Forest Products	5,103,610

38	Nuveen Investments

Shares	Description (1)			Value
	Pharmaceuticals – 5.5%

96,000	Eli Lilly and Company			$4,934,400

22,000	Johnson & Johnson			1,901,020

363,000	Pfizer Inc.			10,240,230
	Total Pharmaceuticals			17,075,650
	Semiconductors & Equipment – 1.8%

67,997	Intel Corporation			1,494,574

258,000	Marvell Technology Group Ltd.			3,124,380

66,096	NVIDIA Corporation			974,916
	Total Semiconductors & Equipment			5,593,870
	Software – 0.3%

30,378	Microsoft Corporation			1,014,625
	Specialty Retail – 3.2%

102,000	Best Buy Co., Inc.			3,672,000

66,000	GameStop Corporation			3,313,860

225,000	Staples, Inc.			3,129,750
	Total Specialty Retail			10,115,610
	Thrifts & Mortgage Finance – 0.8%

119,000	Washington Federal Inc.			2,485,910
	Trading Companies & Distributors – 1.0%

118,000	MRC Global Inc., (2)			3,097,500
	Total Common Stocks (cost $284,546,122)			313,318,536

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.0%

$110	Repurchase Agreement with Fixed Income Clearing Corporation, dated 8/30/13, repurchase price $109,652, collateralized by $120,000 U.S. Treasury Notes, 0.625%, due 11/30/17, value $116,700	0.000%	9/03/13	$109,652
	Total Short-Term Investments (cost $109,652)			109,652
	Total Investments (cost $284,655,774) – 99.9%			313,428,188
	Other Assets Less Liabilities – 0.1%			321,068
	Net Assets – 100%			$313,749,256

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

See accompanying notes to financial statements.

Nuveen Investments	39

Statement of Assets and Liabilities

August 31, 2013

	Equity Long/Short	Growth	Large Cap Value
Assets
Long-term investments, at value (cost $8,302,975, $24,690,169 and $284,546,122, respectively)	$8,321,534	$32,801,569	$313,318,536
Short-term investments, at value (cost approximates value)	1,780,099	1,801,989	109,652
Cash	—	—	246
Receivable for:
Dividends	11,729	29,048	691,144
Reimbursement from Adviser	3,823	—	—
Investments sold	139,793	—	8,159,511
Shares sold	75,050	279,371	316,506
Other assets	2,033	1,974	80,007
Total assets	10,334,061	34,913,951	322,675,602
Liabilities
Cash overdraft	614	—	—
Common stocks sold short, at value (proceeds $4,650,090, $— and $—, respectively)	4,635,152	—	—
Payable for:
Dividends on securities sold short	4,308	—	—
Investments purchased	343,641	322,055	8,117,213
Shares redeemed	34,179	120,190	346,581
Accrued expenses:
Management fees	—	14,993	250,176
Trustees fees	6	123	80,094
12b-1 distribution and service fees	155	6,824	76,123
Other	30,393	17,571	56,159
Total liabilities	5,048,448	481,756	8,926,346
Net assets	$5,285,613	$34,432,195	$313,749,256
Class A Shares
Net assets	$390,101	$13,956,394	$250,051,941
Shares outstanding	13,582	557,673	9,941,094
Net asset value per share	$28.72	$25.03	$25.15
Offering price per share (net asset value per share plus maximum sales charge of 5.75% of offering price)	$30.47	$26.56	$26.69
Class B Shares
Net assets	N/A	N/A	$682,690
Shares outstanding	N/A	N/A	28,007
Net asset value and offering price per share	N/A	N/A	$24.38
Class C Shares
Net assets	$137,932	$4,967,049	$17,779,903
Shares outstanding	4,998	209,137	730,771
Net asset value and offering price per share	$27.60	$23.75	$24.33
Class R3 Shares
Net assets	N/A	$53,047	$86,774
Shares outstanding	N/A	2,125	3,434
Net asset value and offering price per share	N/A	$24.96	$25.27
Class I Shares
Net assets	$4,757,580	$15,455,705	$45,147,948
Shares outstanding	163,470	611,716	1,785,933
Net asset value and offering price per share	$29.10	$25.27	$25.28
Net assets consist of:
Capital paid-in	$4,906,886	$26,198,496	$257,077,824
Undistributed (Over-distribution of) net investment income	4,622	5,889	4,329,738
Accumulated net realized gain (loss)	340,608	116,410	23,569,280
Net unrealized appreciation (depreciation)	33,497	8,111,400	28,772,414
Net assets	$5,285,613	$34,432,195	$313,749,256
Authorized shares – per class	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

40	Nuveen Investments

Statement of Operations

	Equity Long/Short		Growth		Large Cap Value
	One Month Ended 8/31/13	Year Ended 7/31/13	One Month Ended 8/31/13	Year Ended 7/31/13	Two Months Ended 8/31/13	Year Ended 6/30/13
Dividend and Interest Income (net of foreign tax withheld of $—, $123, $195, $290, $— and $68,353, respectively)	$14,430	$39,475	$39,067	$367,510	$1,168,643	$7,756,611
Expenses
Management fees	4,724	15,129	19,432	202,090	422,600	2,236,994
12b-1 service fees – Class A	78	179	2,971	32,391	122,382	675,841
12b-1 distribution and service fees – Class B	N/A	N/A	N/A	N/A	1,212	7,989
12b-1 distribution and service fees – Class C	77	574	3,830	29,821	30,516	169,651
12b-1 distribution and service fees – Class R3	N/A	N/A	23	407	78	441
Dividend expense on securities sold short	5,277	12,941	—	—	—	—
Shareholder servicing agent fees and expenses	35	227	5,429	27,517	72,123	395,096
Custodian fees and expenses	5,417	24,011	2,415	20,453	58,031	93,337
Trustees fees and expenses	4	219	87	934	4,200	9,453
Professional fees	6	68,423	106	16,652	7,922	24,387
Shareholder reporting expenses	1,966	11,007	88	16,467	17,059	85,041
Federal and state registration fees	658	66	5,022	61,979	13,042	13,060
Other expenses	832	15,036	—	4,410	1,079	15,331
Total expenses before fee waiver/expense reimbursement	19,074	147,812	39,403	413,121	750,244	3,726,621
Fee waiver/expense reimbursement	(8,547)	(111,222)	(4,439)	(57,509)	—	(41,046)
Net expenses	10,527	36,590	34,964	355,612	750,244	3,685,575
Net investment income (loss)	3,903	2,885	4,103	11,898	418,399	4,071,036
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(4,056)	587,782	62,762	3,429,655	22,436,703	61,341,761
Securities sold short	(26,221)	(160,234)	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(251,572)	(36,554)	(952,090)	2,634,574	(9,472,034)	(69,391)
Securities sold short	133,049	(110,282)	—	—	—	—
Net realized and unrealized gain (loss)	(148,800)	280,712	(889,328)	6,064,229	12,964,669	61,272,370
Net increase (decrease) in net assets from operations	$(144,897)	$283,597	$(885,225)	$6,076,127	$13,383,068	$65,343,406
N/A	– Fund does not offer share class.

See accompanying notes to financial statements.

Nuveen Investments	41

Statement of Changes in Net Assets

	Equity Long/Short			Growth
	One Month Ended 8/31/13	Year Ended 7/31/13	Year Ended 7/31/12	One Month Ended 8/31/13	Year Ended 7/31/13	Year Ended 7/31/12
Operations
Net investment income (loss)	$3,903	$2,885	$(6,126)	$4,103	$11,898	$21,744
Net realized gain (loss) from:
Investments and foreign currency	(4,056)	587,782	143,567	62,762	3,429,655	805,554
Securities sold short	(26,221)	(160,234)	(19,089)	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(251,572)	(36,554)	(58,666)	(952,090)	2,634,574	(13,147)
Securities sold short	133,049	(110,282)	(19,063)	—	—	—
Net increase (decrease) in net assets from operations	(144,897)	283,597	40,623	(885,225)	6,076,127	814,151
Distributions to Shareholders
From net investment income:
Class A	—	—	—	—	(25,479)	—
Class B	N/A	N/A	N/A	N/A	N/A	N/A
Class C	—	—	—	—	—	—
Class R3	N/A	N/A	—	—	—	—
Class I	—	—	—	—	(57,442)	(40,098)
From accumulated net realized gains:
Class A	—	(4,526)	(16,500)	—	—	—
Class B	N/A	N/A	N/A	N/A	N/A	N/A
Class C	—	(4,648)	(16,500)	—	—	—
Class R3	N/A	N/A	(16,500)	—	—	—
Class I	—	(102,136)	(16,500)	—	—	—
Decrease in net assets from distributions to shareholders	—	(111,310)	(66,000)	—	(82,921)	(40,098)
Fund Share Transactions
Proceeds from sale of shares	3,474,238	385,955	839,291	2,172,963	22,604,396	32,138,125
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	111,310	—	—	64,427	29,974
	3,474,238	497,265	839,291	2,172,963	22,668,823	32,168,099
Cost of shares redeemed	(45,105)	—	(839,336)	(532,163)	(23,142,257)	(42,895,346)
Net increase (decrease) in net assets from Fund share transactions	3,429,133	497,265	(45)	1,640,800	(473,434)	(10,727,247)
Net increase (decrease) in net assets	3,284,236	669,552	(25,422)	755,575	5,519,772	(9,953,194)
Net assets at the beginning of period	2,001,377	1,331,825	1,357,247	33,676,620	28,156,848	38,110,042
Net assets at the end of period	$5,285,613	$2,001,377	$1,331,825	$34,432,195	$33,676,620	$28,156,848
Undistributed (Over-distribution of) net investment income at the end of period	$4,622	$(1,484)	$(4,432)	$5,889	$(49,607)	$21,416
N/A	– Fund does not offer share class. After the close of business on May 30, 2012, Equity Long/Short liquidated all of its Class R3 Shares.

See accompanying notes to financial statements.

42	Nuveen Investments

	Large Cap Value
	Two Months Ended 8/31/13	Year Ended 6/30/13	Year Ended 6/30/12
Operations
Net investment income (loss)	$418,399	$4,071,036	$3,987,342
Net realized gain (loss) from:
Investments and foreign currency	22,436,703	61,341,761	11,456,296
Securities sold short	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(9,472,034)	(69,391)	(17,674,329)
Securities sold short	—	—	—
Net increase (decrease) in net assets from operations	13,383,068	65,343,406	(2,230,691)
Distributions to Shareholders
From net investment income:
Class A	—	(3,566,107)	(3,241,771)
Class B	—	(5,388)	(6,060)
Class C	—	(107,843)	(79,394)
Class R3	—	(1,054)	(1,708)
Class I	—	(412,184)	(366,885)
From accumulated net realized gains:
Class A	—	—	—
Class B	—	—	—
Class C	—	—	—
Class R3	—	—	—
Class I	—	—	—
Decrease in net assets from distributions to shareholders	—	(4,092,576)	(3,695,818)
Fund Share Transactions
Proceeds from sale of shares	5,631,108	34,054,290	21,346,603
Proceeds from shares issued to shareholders due to reinvestment of distributions	—	3,454,091	3,008,329
	5,631,108	37,508,381	24,354,932
Cost of shares redeemed	(48,519,961)	(56,020,015)	(62,597,297)
Net increase (decrease) in net assets from Fund share transactions	(42,888,853)	(18,511,634)	(38,242,365)
Net increase (decrease) in net assets	(29,505,785)	42,739,196	(44,168,874)
Net assets at the beginning of period	343,255,041	300,515,845	344,684,719
Net assets at the end of period	$313,749,256	$343,255,041	$300,515,845
Undistributed (Over-distribution of) net investment income at the end of period	$4,329,738	$3,911,901	$3,933,280

See accompanying notes to financial statements.

Nuveen Investments	43

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

EQUITY LONG/SHORT
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (12/08)
Year Ended 8/31
2013(h)	$29.54	$.02	$(.84)	$(.82)	$—	$—	$—	$28.72
Year Ended 7/31
2013	26.81	(.03)	5.02	4.99	—	(2.26)	(2.26)	29.54
2012	27.28	(.08)	.93	.85	—	(1.32)	(1.32)	26.81
2011	23.61	(.14)	4.02	3.88	—	(.21)	(.21)	27.28
2010	22.20	(.08)	1.49	1.41	—	—	—	23.61
2009(e)	20.00	(.04)	2.24	2.20	—	—	—	22.20
Class C (12/08)
Year Ended 8/31
2013(h)	28.40	— **	(.80)	(.80)	—	—	—	27.60
Year Ended 7/31
2013	26.04	(.19)	4.81	4.62	—	(2.26)	(2.26)	28.40
2012	26.75	(.27)	.88	.61	—	(1.32)	(1.32)	26.04
2011	23.33	(.34)	3.97	3.63	—	(.21)	(.21)	26.75
2010	22.10	(.26)	1.49	1.23	—	—	—	23.33
2009(e)	20.00	(.13)	2.23	2.10	—	—	—	22.10
Class I (12/08)
Year Ended 8/31
2013(h)	29.93	.03	(.86)	(.83)	—	—	—	29.10
Year Ended 7/31
2013	27.06	.07	5.06	5.13	—	(2.26)	(2.26)	29.93
2012	27.45	(.04)	.97	.93	—	(1.32)	(1.32)	27.06
2011	23.71	(.08)	4.03	3.95	—	(.21)	(.21)	27.45
2010	22.23	(.02)	1.50	1.48	—	—	—	23.71
2009(e)	20.00	(.01)	2.24	2.23	—	—	—	22.23

44	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)			Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(f)

(2.78)%	$390	5.42	%*	(1.73)%*	3.04	%*	.65%*	12%

20.39	326	13.43		(10.94)	2.62		(.13)	292
3.75	54	7.26		(5.26)	2.31		(.31)	67
16.44	341	6.54		(4.97)	2.10		(.54)	62
6.35	295	5.87		(4.12)	2.09		(.35)	110
11.00	277	6.57	*	(4.72)*	2.22	*	(.36 )*	63

(2.82)	138	6.24	*	(2.44)*	3.81	*	(.01 )*	12

19.53	64	10.85		(8.13)	3.47		(.74)	292
2.90	54	8.01		(6.01)	3.06		(1.06)	67
15.57	334	7.28		(5.72)	2.85		(1.28)	62
5.57	292	6.61		(4.86)	2.84		(1.10)	110
10.50	276	7.32	*	(5.46)*	2.97	*	(1.11)*	63

(2.77)	4,758	5.07	*	(1.17)*	2.78	*	1.11 *	12

20.74	1,611	9.92		(7.20)	2.46		.26	292
4.03	1,224	7.69		(5.95)	1.92		(.17)	67
16.67	343	6.29		(4.73)	1.85		(.29)	62
6.66	296	5.62		(3.88)	1.84		(.10)	110
11.15	278	6.32	*	(4.46)*	1.97	*	(.11 )*	63

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized. Performance prior to March 1, 2013, reflects the Fund’s performance under the management of a sub-adviser using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	Each ratio includes the effect of the dividends expense on securities sold short and enhanced custody and prime broker expense as follows:

	Ratios of Dividends Expense on Securities Sold Short to Average Net Assets						Ratios of Enhanced Custody and Prime Broker Expense to Average Net Assets(g)
	Class A		Class C		Class I		Class A		Class C		Class I
Year Ended August 31:
2013(h)	1.42	%*	1.46	%*	1.42	%*	—%		—%		—%
Year Ended July 31:
2013	.84		.89		.89		.26		.32		.32
2012	.70		.70		.58		.13		.13		.13
2011	.47		.47		.47		.15		.15		.15
2010	.33		.33		.33		.18		.18		.18
2009(e)	.50	*	.50	*	.50	*	.12	*	.12	*	.12	*

(e)	For the period December 30, 2008 (commencement of operations) through July 31, 2009.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(g)	Effective June 21, 2013 the Fund ended its enhanced custody program and began selling securities short through a prime broker.
(h)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	45

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

GROWTH
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (3/06)
Year Ended 8/31
2013(f)	$25.68	$— **	$(.65)	$(.65)	$—	$—	$—	$25.03
Year Ended 7/31
2013	21.09	.01	4.62	4.63	(.04)	—	(.04)	25.68
2012	20.23	(.02)	.88	.86	—	—	—	21.09
2011	17.10	.01	3.12	3.13	—	—	—	20.23
2010	15.36	— **	1.77	1.77	(.03)	—	(.03)	17.10
2009	20.09	.02	(4.75)	(4.73)	—	—	—	15.36
Class C (3/06)
Year Ended 8/31
2013(f)	24.38	(.01)	(.62)	(.63)	—	—	—	23.75
Year Ended 7/31
2013	20.14	(.18)	4.42	4.24	—	—	—	24.38
2012	19.46	(.16)	.84	.68	—	—	—	20.14
2011	16.57	(.13)	3.02	2.89	—	—	—	19.46
2010	14.97	(.13)	1.73	1.60	—	—	—	16.57
2009	19.74	(.08)	(4.69)	(4.77)	—	—	—	14.97
Class R3 (3/09)
Year Ended 8/31
2013(f)	25.62	— **	(.66)	(.66)	—	—	—	24.96
Year Ended 7/31
2013	21.06	(.03)	4.59	4.56	—	—	—	25.62
2012	20.24	(.07)	.89	.82	—	—	—	21.06
2011	17.18	(.03)	3.09	3.06	—	—	—	20.24
2010	15.44	(.04)	1.78	1.74	—	—	—	17.18
2009(d)	11.80	(.01)	3.65	3.64	—	—	—	15.44
Class I (3/06)
Year Ended 8/31
2013(f)	25.92	.01	(.66)	(.65)	—	—	—	25.27
Year Ended 7/31
2013	21.29	.05	4.67	4.72	(.09)	—	(.09)	25.92
2012	20.40	.05	.88	.93	(.04)	—	(.04)	21.29
2011	17.24	.06	3.14	3.20	(.04)	—	(.04)	20.40
2010	15.48	.04	1.79	1.83	(.07)	—	(.07)	17.24
2009	20.19	.07	(4.78)	(4.71)	—	—	—	15.48

46	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)	Expenses		Net Investment Income (Loss)	Portfolio Turnover Rate(e)

(2.53)%	$13,956	1.37	%*	(.03 )%*	1.22	%*	.13%*	2%

21.97	13,858	1.40		(.16)	1.22		.02	67
4.25	12,947	1.31		(.18)	1.23		(.09)	72
18.30	9,599	1.19		.04	1.19		.04	43
11.53	5,330	1.62		(.21)	1.38		.03	47
(23.54)	8,686	1.82		(.25)	1.40		.17	24

(2.58)	4,967	2.13	*	(.80 )*	1.97	*	(.63 )*	2

21.05	4,143	2.18		(1.02)	1.97		(.81)	67
3.49	1,799	2.07		(.91)	1.98		(.82)	72
17.44	1,661	1.94		(.70)	1.94		(.70)	43
10.69	2,297	2.40		(1.04)	2.13		(.77)	47
(24.16)	1,926	2.53		(.94)	2.15		(.56)	24

(2.58)	53	1.63	*	(.28 )*	1.48	*	(.13 )*	2

21.65	54	1.63		(.28)	1.47		(.12)	67
4.05	110	1.53		(.42)	1.48		(.37)	72
17.81	54	1.44		(.14)	1.44		(.14)	43
11.27	218	1.89		(.53)	1.63		(.26)	47
30.85	196	2.29	*	(.75 )*	1.65	*	(.10 )*	24

(2.51)	15,456	1.12	*	.23 *	.97	*	.38 *	2

22.26	15,621	1.16		.04	.97		.23	67
4.59	13,301	1.07		.14	.98		.23	72
18.55	26,796	.94		.30	.94		.30	43
11.81	25,915	1.40		(.04)	1.13		.24	47
(23.37)	22,633	1.52		.06	1.14		.44	24

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period March 3, 2009 (commencement of operations) through July 31, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the one month ended August 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	47

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations				Less Distributions

LARGE CAP VALUE
	Beginning Net Asset Value	Net Investment Income (Loss)(a)		Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending Net Asset Value
Class A (8/96)
Year Ended 8/31
2013(f)	$24.31	$.03		$.81	$.84	$—	$—	$—	$25.15
Year Ended 6/30
2013	20.03	.29		4.29	4.58	(.30)	—	(.30)	24.31
2012	20.25	.26		(.24)	.02	(.24)	—	(.24)	20.03
2011	16.11	.21		4.15	4.36	(.22)	—	(.22)	20.25
2010	14.23	.16		2.02	2.18	(.30)	—	(.30)	16.11
2009	22.53	.29		(6.82)	(6.53)	(.19)	(1.58)	(1.77)	14.23
Class B (8/96)
Year Ended 8/31
2013(f)	23.58	—	**	.80	.80	—	—	—	24.38
Year Ended 6/30
2013	19.44	.12		4.16	4.28	(.14)	—	(.14)	23.58
2012	19.65	.11		(.23)	(.12)	(.09)	—	(.09)	19.44
2011	15.65	.06		4.03	4.09	(.09)	—	(.09)	19.65
2010	13.84	.04		1.96	2.00	(.19)	—	(.19)	15.65
2009	21.90	.18		(6.63)	(6.45)	(.03)	(1.58)	(1.61)	13.84
Class C (8/96)
Year Ended 8/31
2013(f)	23.54	—	**	.79	.79	—	—	—	24.33
Year Ended 6/30
2013	19.41	.12		4.15	4.27	(.14)	—	(.14)	23.54
2012	19.61	.11		(.22)	(.11)	(.09)	—	(.09)	19.41
2011	15.61	.06		4.03	4.09	(.09)	—	(.09)	19.61
2010	13.80	.04		1.96	2.00	(.19)	—	(.19)	15.61
2009	21.86	.17		(6.62)	(6.45)	(.03)	(1.58)	(1.61)	13.80
Class R3 (8/08)
Year Ended 8/31
2013(f)	24.43	.02		.82	.84	—	—	—	25.27
Year Ended 6/30
2013	20.14	.24		4.30	4.54	(.25)	—	(.25)	24.43
2012	20.34	.22		(.23)	(.01)	(.19)	—	(.19)	20.14
2011	16.19	.18		4.15	4.33	(.18)	—	(.18)	20.34
2010	14.31	.12		2.03	2.15	(.27)	—	(.27)	16.19
2009(d)	22.05	.23		(6.25)	(6.02)	(.14)	(1.58)	(1.72)	14.31
Class I (8/96)
Year Ended 8/31
2013(f)	24.42	.04		.82	.86	—	—	—	25.28
Year Ended 6/30
2013	20.12	.34		4.31	4.65	(.35)	—	(.35)	24.42
2012	20.34	.31		(.24)	.07	(.29)	—	(.29)	20.12
2011	16.18	.26		4.17	4.43	(.27)	—	(.27)	20.34
2010	14.28	.21		2.03	2.24	(.34)	—	(.34)	16.18
2009	22.64	.33		(6.87)	(6.54)	(.24)	(1.58)	(1.82)	14.28

48	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

3.50%	$250,052	1.25	%*	.70	%*	1.25	%*	.70	%*	42%

23.09	282,993	1.16		1.30		1.15		1.31		153
.19	258,324	1.16		1.33		1.16		1.33		99
27.15	295,093	1.22		1.07		1.18		1.11		78
15.19	254,730	1.26		.91		1.19		.97		74
(28.95)	239,210	1.27		1.71		1.20		1.83		85

3.39	683	2.00	*	(.03	)*	2.00	*	(.03	)*	42

22.12	713	1.91		.55		1.90		.56		153
(.56)	926	1.91		.57		1.91		.57		99
26.23	1,760	1.97		.31		1.93		.34		78
14.26	2,000	2.01		.16		1.94		.23		74
(29.46)	3,033	2.01		.97		1.95		1.10		85

3.36	17,780	2.00	*	(.02	)*	2.00	*	(.02	)*	42

22.10	17,174	1.91		.54		1.90		.55		153
(.51)	16,644	1.91		.58		1.91		.58		99
26.21	17,518	1.97		.32		1.93		.36		78
14.37	15,565	2.01		.16		1.94		.22		74
(29.52)	15,803	2.02		.96		1.95		1.08		85

3.44	87	1.50	*	.43	*	1.50	*	.43	*	42

22.72	91	1.41		1.07		1.39		1.08		153
.04	76	1.41		1.14		1.41		1.14		99
26.80	164	1.49		.91		1.43		.97		78
14.88	110	1.50		.66		1.44		.72		74
(27.29)	97	1.53	*	1.55	*	1.45	*	1.63	*	85

3.52	45,148	1.00	*	.97	*	1.00	*	.97	*	42

23.39	42,285	.91		1.53		.90		1.55		153
.45	24,546	.91		1.59		.91		1.59		99
27.46	30,150	.97		1.32		.93		1.36		78
15.53	22,950	1.00		1.16		.94		1.22		74
(28.83)	16,604	1.02		1.95		.95		2.08		85

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized. Performance prior to June 24, 2013, reflects the Fund’s performance under the management of multiple sub-advisers using investment strategies that differed significantly from those currently in place.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period August 4, 2008 (commencement of operations) through June 30, 2009.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(f)	For the two months ended August 31, 2013.
*	Annualized.
**	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

Nuveen Investments	49

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Investment Trust and the Nuveen Investment Trust II. (each a “Trust” and collectively, the “Trusts”), are open-end investment companies registered under the Investment Company Act of 1940, as amended. The Nuveen Investment Trust is comprised of Nuveen Large Cap Value Fund (“Large Cap Value”) and Nuveen Investment Trust II is comprised of Nuveen Equity Long/Short Fund (“Equity Long/Short”) and Nuveen Growth Fund (“Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Nuveen Investment Trust and Nuveen Investment Trust II were each organized as a Massachusetts business trust on May 6, 1996 and June 27, 1997, respectively.

The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management LLC (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Equity Long/Short’s investment objective is to seek long-term capital appreciation with low correlation to the U.S. equity market. The Fund pursues its investment objective by establishing long and short positions in a diversified portfolio of equity securities. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in equity securities. Substantially all of the equity securities in which the Fund takes long and short positions will be included in the Fund’s benchmark index, the Russell 1000® Index, at the time the position is taken. As a result, the Fund will invest significantly in large capitalization companies. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions. The Fund intends to generally maintain a net long exposure to the equity market (long market value minus short market value) that is greater than the 0% exposure which a “market neutral” fund is designed to provide, but less than 100% exposure provided by a fund that invests only in long positions. This net long exposure is expected to be at least 40% under normal market conditions. The goal is to allow the Fund to benefit from a rising market, although to a lesser extent than a “long-only” fund, while still affording some protection from a falling market because of the Fund’s short positions, which are designed to perform inversely to the market. The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Growth’s investment objective is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of companies with market capitalizations at the time of investment comparable to companies in the Russell 1000® Index. The Fund will not be forced to sell a stock because it has exceeded or fallen below the current market capitalization range. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.

Large Cap Value’s investment objective is to provide investors with long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of large-capitalization companies. Large capitalization companies are defined as companies that have market capitalizations at the time of purchase within the market capitalization range of the companies in the Russell 1000® Index immediately after its most recent reconstitution prior to such purchase. It is expected that reconstitution of the index will occur each year at the end of June. Immediately after the most recent reconstitution, the range was $699.0 million to $547.4 billion. Substantially all of the equity securities in which the Fund invests will be included in the Fund’s benchmark index, the Russell 1000® Value Index, at the time of purchase. The Fund may enter into stock index futures contracts to manage cash flows into and out of the Fund.

Effective August 1, 2013, Equity Long/Short’s and Growth’s fiscal year end changed from July 31st to August 31st and effective July 1, 2013, Large Cap Value’s fiscal year end changed from June 30th to August 31st. Each fiscal year end change was approved by the Funds’ Board of Trustees.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income on investments purchased and dividend expense on securities sold short are recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders. Should a Fund receive a refund of workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement Operations.

50	Nuveen Investments

Dividends and Distributions to Shareholders

Dividends from net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a .25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Large Cap Value will issue Class B Shares upon the exchange of Class B Shares from another Nuveen mutual fund or for purposes of dividend reinvestment, but Class B Shares are not available for new accounts or for additional investment into existing accounts. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a .25% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to each Trust. In addition, in the normal course of business, each Trust enters into contracts that provide general indemnifications to other parties. Each Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Trust that have not yet occurred. However, each Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds have entered into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, a Fund manages its cash collateral and securities collateral on a counterparty basis. As of August 31, 2013, the Funds were not invested in any portfolio securities or derivatives, other than the repurchase agreements further described in Note 3 – Portfolio Securities and Investments in Derivatives that are subject to netting agreements.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange, which may represent a transfer from a Level 1 to a Level 2 security.

Nuveen Investments	51

Notes to Financial Statements (continued)

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Funds’ Board of Trustees. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Equity Long/Short	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$8,321,534	$—	$—	$8,321,534
Short-Term Investments:
Repurchase Agreements	—	1,780,099	—	1,780,099
Common Stocks Sold Short	(4,635,152)	—	—	(4,635,152)
Total	$3,686,382	$1,780,099	$—	$5,466,481

Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$32,801,569	$—	$—	$32,801,569
Short-Term Investments:
Repurchase Agreements	—	1,801,989	—	1,801,989
Total	$32,801,569	$1,801,989	$—	$34,603,558
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

52	Nuveen Investments

Large Cap Value	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$313,318,536	$—	$—	$313,318,536
Short-Term Investments:
Repurchase Agreements	—	109,652	—	109,652
Total	$313,318,536	$109,652	$—	$313,428,188
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with other assets and liabilities on investments are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable.

Nuveen Investments	53

Notes to Financial Statements (continued)

Short Sale Transactions

Equity Long/Short pursues a “long/short” investment strategy, pursuant to which it sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Fund sells a security short, it borrows the security from a third party and segregates assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund’s Portfolio of Investments. The Fund is obligated to pay the party from whom the securities were borrowed dividends declared on the stock by the issuer and recognizes such amounts as “Dividends expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Fund. The Fund currently pays prime brokerage fees to BAML for its services for the Fund, which are recognized as a component of “Other expenses” on the Statement of Operations.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for each Fund that are subject to netting agreements as of the end of the reporting periods, and the collateral delivered related to those repurchase agreements.

	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Equity Long/Short
Repurchase Agreements	State Street Bank	$1,780,099	$(1,780,099)	$—
Growth
Repurchase Agreements	Fixed Income Clearing Corporation	$1,801,989	$(1,801,989)	$—
Large Cap Value
Repurchase Agreements	Fixed Income Clearing Corporation	$109,652	$(109,652)	$—
*	As of August 31, 2013, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investments in Derivatives

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the period ended August 31, 2013.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of

54	Nuveen Investments

each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares were as follows:

	Equity Long/Short
	One Month Ended 8/31/13		Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,731	$108,812	8,850	$256,983	—	$—
Class C	2,741	76,812	—	—	—	—
Class R3	N/A	N/A	N/A	N/A	—	—
Class I	110,014	3,288,614	4,436	128,972	32,745	839,291
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	186	4,526	—	—
Class C	—	—	198	4,648	—	—
Class R3	N/A	N/A	N/A	N/A	—	—
Class I	—	—	4,145	102,136	—	—
	116,486	3,474,238	17,815	497,265	32,745	839,291
Shares redeemed:
Class A	(1,190)	(34,179)	—	—	(10,495)	(263,845)
Class C	—	—	—	—	(10,441)	(255,491)
Class R3	N/A	N/A	N/A	N/A	(12,500)	(320,000)
Class I	(370)	(10,926)	—	—	—	—
	(1,560)	(45,105)	—	—	(33,436)	(839,336)
Net increase (decrease)	114,926	$3,429,133	17,815	$497,265	(691)	$(45)
N/A	– After the close of business on May 30, 2012, the Fund liquidated all of its Class R3 Shares.

	Growth
	One Month Ended 8/31/13		Year Ended 7/31/13		Year Ended 7/31/12
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	26,613	$677,863	547,147	$12,091,499	1,197,292	$24,083,883
Class C	41,496	1,003,590	104,514	2,275,099	59,166	1,180,810
Class R3	—	—	277	6,085	2,543	52,878
Class I	19,066	491,510	355,900	8,231,713	332,495	6,820,554
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	1,083	23,208	—	—
Class C	—	—	—	—	—	—
Class R3	—	—	—	—	—	—
Class I	—	—	1,909	41,219	1,505	29,974
	87,175	2,172,963	1,010,830	22,668,823	1,593,001	32,168,099
Shares redeemed:
Class A	(8,607)	(219,473)	(622,316)	(13,680,774)	(1,057,963)	(21,189,824)
Class C	(2,280)	(54,688)	(23,903)	(533,265)	(55,205)	(1,043,084)
Class R3	—	—	(3,352)	(75,935)	—	—
Class I	(10,043)	(258,002)	(379,883)	(8,852,283)	(1,022,486)	(20,662,438)
	(20,930)	(532,163)	(1,029,454)	(23,142,257)	(2,135,654)	(42,895,346)
Net increase (decrease)	66,245	$1,640,800	(18,624)	$(473,434)	(542,653)	$(10,727,247)

Nuveen Investments	55

Notes to Financial Statements (continued)

	Large Cap Value
	Two Months Ended 8/31/13		Year Ended 6/30/13		Year Ended 6/30/12
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	105,853	$2,719,078	745,677	$16,514,446	845,732	$16,012,029
Class A – automatic conversion of Class B shares	1,035	25,329	589	13,065	5,440	104,726
Class B	—	—	—	—	2,445	46,371
Class C	29,995	752,332	63,149	1,376,153	115,213	2,256,357
Class R3	82	2,129	884	19,227	1,293	23,117
Class I	82,806	2,132,240	683,832	16,131,399	149,860	2,904,003
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	142,861	2,980,083	138,807	2,606,795
Class B	—	—	249	5,054	237	4,337
Class C	—	—	4,232	85,818	3,220	58,788
Class R3	—	—	—	—	—	—
Class I	—	—	18,306	383,136	17,962	338,409
	219,771	5,631,108	1,659,779	37,508,381	1,280,209	24,354,932
Shares redeemed:
Class A	(1,808,490)	(47,005,523)	(2,140,156)	(47,200,944)	(2,672,024)	(50,648,304)
Class B	(1,162)	(29,288)	(17,025)	(359,242)	(39,001)	(706,518)
Class B – automatic conversion to Class A shares	(1,067)	(25,329)	(606)	(13,065)	(5,606)	(104,726)
Class C	(28,760)	(712,751)	(195,410)	(4,216,545)	(154,199)	(2,849,604)
Class R3	(376)	(9,747)	(922)	(21,828)	(5,592)	(109,544)
Class I	(28,583)	(737,323)	(190,188)	(4,208,391)	(430,615)	(8,178,601)
	(1,868,438)	(48,519,961)	(2,544,307)	(56,020,015)	(3,307,037)	(62,597,297)
Net increase (decrease)	(1,648,667)	$(42,888,853)	(884,528)	$(18,511,634)	(2,026,828)	$(38,242,365)

5. Investment Transactions

Purchases and sales (excluding proceeds from securities sold short and short-term investments, where applicable) during the fiscal year ended August 31, 2013, were as follows:

	Equity Long/Short	Growth	Large Cap Value
Purchases	$6,047,442	$2,090,478	$142,428,688
Sales	709,357	662,491	184,808,458

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

As of August 31, 2013, the cost and unrealized appreciation (depreciation) of investments (excluding common stocks sold short, where applicable), as determined on a federal income tax basis, were as follows:

	Equity Long/Short	Growth	Large Cap Value
Cost of investments	$10,116,606	$26,626,965	$287,526,330
Gross unrealized:
Appreciation	$185,403	$8,499,882	$32,277,541
Depreciation	(200,376)	(523,289)	(6,375,683)
Net unrealized appreciation (depreciation) of investments	$(14,973)	$7,976,593	$25,901,858

56	Nuveen Investments

Permanent differences, primarily due to foreign currency reclassifications, investment in short sales, and net operating losses, resulted in reclassifications among the Funds’ components of net assets as of August 31, 2013, the Funds’ tax year end, as follows:

	Equity Long/Short	Growth	Large Cap Value
Capital paid-in	$1,768	$(50,332)	$—
Undistributed (Over-distribution of) net investment income	2,203	51,393	(562)
Accumulated net realized gain (loss)	(3,971)	(1,061)	562

The tax components of undistributed net ordinary income and net long-term capital gains as of August 31, 2013, the Funds’ tax year end, were as follows:

	Equity Long/Short	Growth	Large Cap Value
Undistributed net ordinary income[1]	$4,622	$5,889	$15,190,920
Undistributed net long-term capital gains	378,575	251,212	15,578,653
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the periods indicated below, was designated for purposes of the dividends paid deduction as follows:

One Month ended August 31, 2013	Equity Long/Short	Growth
Distributions from net ordinary income[1]	$—	$—
Distributions from net long-term capital gains	—	—

Two Months ended August 31, 2013	Large Cap Value
Distributions from net ordinary income[1]	$—
Distributions from net long-term capital gains	—

Year ended June 30, 2013	Large Cap Value
Distributions from net ordinary income[1]	$4,092,576
Distributions from net long-term capital gains	—

Year ended July 31, 2013	Equity Long/Short	Growth
Distributions from net ordinary income[1]	$—	$82,921
Distributions from net long-term capital gains	111,310	—

Year ended June 30, 2012	Large Cap Value
Distributions from net ordinary income[1]	$3,695,818
Distributions from net long-term capital gains	—

Year ended July 31, 2012	Equity Long/Short	Growth
Distributions from net ordinary income[1]	$19,374	$40,098
Distributions from net long-term capital gains	46,626	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

As of August 31, 2013, the Funds’ tax year end, the following Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as shown in the following table. The losses not subject to expiration retain the character reflected and will be utilized first by the Fund, while the losses subject to expiration are considered short-term:

Equity Long/Short
Not subject to expiration:
Short-term losses	$4,436
Long-term losses	—
Total	$4,436

Nuveen Investments	57

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Equity Long/Short Fund-Level Fee Rate	Growth Fund-Level Fee Rate	Large Cap Value Fund-Level Fee Rate
For the first $125 million	1.1000%	.5000%	.5500%
For the next $125 million	1.0875	.4875	.5375
For the next $250 million	1.0750	.4750	.5250
For the next $500 million	1.0625	.4625	.5125
For the next $1 billion	1.0500	.4500	.5000
For net assets over $2 billion	1.0250	.4250	.4750

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of August 31, 2013, the complex-level fee rate for each of these Funds was .1694%.

The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend expense on securities sold short and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Equity Long/Short	1.40%	July 31, 2016	N/A
Growth	1.00	November 30, 2013	1.40%
Large Cap Value	N/A	N/A	1.20
N/A	– Not applicable.

The Adviser may also voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

Neither Trust pays compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to each Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred

58	Nuveen Investments

compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the reporting periods ended August 31, 2013, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Equity Long/Short	Growth	Large Cap Value
Sales charges collected (Unaudited)	$4,675	$8,381	$24,945
Paid to financial intermediaries (Unaudited)	4,100	7,362	22,041

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the reporting periods ended August 31, 2013, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Equity Long/Short	Growth	Large Cap Value
Commission advances (Unaudited)	$250	$8,369	$2,367

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the reporting periods ended August 31, 2013, the Distributor retained such 12b-1 fees as follows:

	Equity Long/Short	Growth	Large Cap Value
12b-1 fees retained (Unaudited)	$—	$1,909	$2,298

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the reporting periods ended August 31, 2013, as follows:

	Equity Long/Short	Growth	Large Cap Value
CDSC retained (Unaudited)	$—	$227	$50

As of August 31, 2013, Nuveen owned shares of the Funds as follows:

	Equity Long/Short	Growth	Large Cap Value
Class A Shares	2,191	—	—
Class B Shares	N/A	N/A	—
Class C Shares	2,257	—	—
Class R3 Shares	N/A	2,125	2,125
Class I Shares	49,390	—	—
N/A	– Fund does not offer share class.

Nuveen Investments	59

Trustees and Officers* (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine; entities; Board Member of Mid-America Health System, Tech Town, Inc., a not-for-profit community development company and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	211
Robert P. Bremner 1940 333 W. Wacker Drive Chicago, IL 60606	Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	211
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Chairman, United Fire Group, a publicly held company; formerly, member and President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	211
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus (since June 30, 2012), formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since July 2012) Beta Gamma Sigma, Inc., The International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	211
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company; (2006-2013) retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	211

60	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Senior external advisor to the financial services practice of Deloitte Consulting LLP (since 2012); Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Chairman of the Board of Trustees of Marian University (since 2010 as trustee, 2011 as Chairman); Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	211
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	211
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) and CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	211
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; former governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	211
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	211

Nuveen Investments	61

Trustees and Officers* (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	211
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011), previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	211
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	211
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (2010-2011), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Senior Vice President (since 2013), formerly, Vice President of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	211
Scott S. Grace 1970 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, LLC, Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	211
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, LLC; Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc; formerly, Senior Vice President (2008-2011) of Nuveen Securities, LLC.	211
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, LLC.	211

62	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	211
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	211
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since May, 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013); Tax Director at PricewaterhouseCoopers LLP (from 2008 to 2010).	211
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.
*	Represents the Fund’s Board of Trustees as of September 1, 2013.

Nuveen Investments	63

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreements (each, a “Sub-Advisory Agreement”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 20-22, 2013 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Adviser and the Sub-Adviser (the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks; a comparison of Fund fees and expenses relative to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and an analysis of the Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 17-18, 2013, to review the Funds’ investment performance and consider an analysis provided by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Adviser with questions and the Adviser responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Adviser and the Sub-Adviser. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Adviser regarding, among other things, fund performance, fund expenses, the performance of the investment teams, and compliance, regulatory and risk management matters. In addition to regular reports, the Adviser provides special reports to the Board or a committee thereof from time to time to enhance the Board’s understanding of various topics that impact some or all the Nuveen funds (such as accounting and financial statement presentations of the various forms of leverage that may be used by a closed-end fund or an update on the valuation policies and procedures), to update the Board on regulatory developments impacting the investment company industry or to update the Board on the business plans or other matters impacting the Adviser. The Board also meets with key investment personnel managing the fund portfolios during the year. In October 2011, the Board also created two standing committees (the Open-End Fund Committee and the Closed-End Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of open-end and closed-end funds. These Committees meet prior to each quarterly Board meeting, and the Adviser provides presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members visited certain of the Sub-Adviser’s investment teams in Minneapolis in September 2012, and its municipal team in November 2012. In addition, the ad hoc Securities Lending Committee of the Board met with certain service providers and the Audit Committee of the Board made a site visit to three pricing service providers.

The Board considers the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also are assisted throughout the process by independent legal counsel. Counsel provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

64	Nuveen Investments

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Adviser and its affiliates, the commitment of the Adviser to provide high quality service to the Funds, their overall confidence in the capability and integrity of the Adviser and its staff and the Adviser’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any applicable initiatives Nuveen had taken for the open-end fund product line.

In considering advisory services, the Board recognized that the Adviser provides various oversight, administrative, compliance and other services for the Funds and the Sub-Adviser generally provides the portfolio investment management services to the Funds. In reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, organization and history, assets under management, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Adviser or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Adviser’s execution of its oversight responsibilities over the Sub-Adviser. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures. Given the Adviser’s emphasis on business risk, the Board also appointed an Independent Board Member as a point person to review and keep the Board apprised of developments in this area during the year.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Adviser and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance and legal support. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board considered the new services and service enhancements that the Adviser has implemented since the various advisory agreements were last reviewed. In reviewing the activities of 2012, the Board recognized the Adviser’s focus on product rationalization for both closed-end and open-end funds during the year, consolidating certain Nuveen funds through mergers that were designed to improve efficiencies and economies of scale for shareholders, repositioning various Nuveen funds through updates in their investment policies and guidelines with the expectation of bringing greater value to shareholders, and liquidating certain Nuveen funds. The Board recognized the Adviser’s significant investment in technology initiatives to, among other things, create a central repository for fund and other Nuveen product data, develop a group within the Adviser designed to handle and analyze fund performance data, and implement a data system to support the risk oversight group. The Board also recognized the enhancements in the valuation group within the Adviser, including upgrading the team and process and automating certain basic systems, and in the compliance group with the addition of personnel, particularly within the testing group. With the advent of the Open-End Fund Committee and Closed-End Fund Committee, the Board also noted the enhanced support and comprehensive in-depth presentations provided by the Adviser to these committees.

In addition to the foregoing actions, the Board also considered other initiatives related to the open-end Nuveen funds including, among other things, the development of a comprehensive strategic plan and the addition of members to the product strategy team; the commencement of various new funds; the removal of redemption fees for certain funds; the establishment of a working group to enhance the Adviser’s oversight of the disclosures pertaining to Nuveen’s products and services; the acceleration of monthly holdings disclosure for certain funds; and the development of a new share class for certain funds.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. In general, in considering a fund’s performance, the Board recognized that a fund’s performance can be reviewed through various measures including the fund’s absolute return, the fund’s return compared to the performance of other peer funds, and the fund’s performance compared to its respective benchmark. Accordingly, the Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) and with recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2012 as well as performance information reflecting the first quarter of 2013 (or for such shorter periods available for the Nuveen Equity Long/Short Fund (the “Long/Short

Nuveen Investments	65

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

Fund”), which did not exist for part of the foregoing time frame). The Board, however, recognized that the changes to the sub-advisory arrangements approved at the April 2013 meeting regarding the Nuveen Large-Cap Value Fund (the “Large-Cap Value Fund”) (formerly known as the Nuveen Multi-Manager Large-Cap Value Fund) may limit the usefulness of the past performance for such Fund. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data. The Board recognized that the performance data reflects a snapshot of time, in this case as of the end of the most recent calendar year or quarter. The Board noted that selecting a different performance period could derive significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

With respect to the comparative performance information, the Board recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s performance may be limited because the Performance Peer Group, among other things, does not adequately reflect the objectives and strategies of the fund, has a different investable universe, or the composition of the peer set may be limited in size or number as well as other factors. In this regard, the Board noted that the Adviser classified, in relevant part, the Performance Peer Groups of certain funds as having significant differences from the funds but to still be somewhat relevant, while the Performance Peer Groups of other funds were classified as having such significant differences as to be irrelevant. Accordingly, while the Board is cognizant of the relative performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the funds with their peers and/or benchmarks result in differences in performance results. The Board also noted that open-end funds offer multiple classes and the performance of the various classes of a fund should be substantially similar on a relative basis because all of the classes are invested in the same portfolio of securities and that differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class. In addition, with respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

In considering the performance data for the Funds, the Independent Board Members noted that the Large-Cap Value Fund had satisfactory performance compared to its peers, performing in the second or third quartile over various periods. With respect to the Nuveen Growth Fund (the “Growth Fund”), the Independent Board Members observed that such Fund had lagged its peers and benchmarks over various periods. In this regard, the Growth Fund performed in the fourth quartile for the one-year period and third quartile for the three- and five-year periods and underperformed its benchmark for the one-, three- and five-year periods. Such Fund, however, outperformed its benchmark and was in the second quartile for the quarter ending March 31, 2013. In considering the performance data for the Long/Short Fund, the Independent Board Members noted that although the Fund had not been publicly offered as of December 31, 2012, it underperformed its benchmark for the one- and three-year periods. The Board, however, recognized the changes to the Fund’s investment personnel and strategies earlier this year, which limits some of the usefulness of the historic performance.

As described above, for funds with challenged performance, the Board considered and discussed the factors contributing to the results. In this regard, the Board noted certain changes to the investment personnel and sub-adviser to the Growth Fund. The Board is encouraged by these steps and will continue to monitor management’s progress on these issues in general and for the Growth Fund, in particular, as well as any further steps proposed or taken to address performance issues.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund (including any changes thereto) reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratio in absolute terms as well as compared to the fees and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group. In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; and the timing of information used may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher,

66	Nuveen Investments

slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds were at, close to or below their Peer Group or Peer Universe (if no separate Peer Group) average based on the net total expense ratio.

The Independent Board Members observed that the Large-Cap Value Fund and the Growth Fund had net management fees and net expense ratios (including fee waivers and expense reimbursements) below or in line with their peer averages. In addition, the Independent Board Members recognized that the Long/Short Fund did not pay management fees after taking into account fee waivers and expense reimbursements and that such Fund’s total net expenses were below the peer average for the latest fiscal year. However, the Board recognized the changes in management fees and expense caps the Board approved for such Fund in February 2013.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board recognized that all Nuveen funds have a sub-adviser (which, in the case of the Funds, is an affiliated sub-adviser), and therefore, the overall fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the sub-adviser. In general terms, the fee to the Adviser reflects the administrative services it provides to support the funds, and while some administrative services may occur at the sub-adviser level, the fee generally reflects the portfolio management services provided by the sub-adviser. The Independent Board Members reviewed information regarding the nature of services provided by the Adviser, including through the Sub-Adviser, and the range of fees and average fee the Sub-Adviser assessed for such services to other clients. Such other clients include separately managed accounts (both retail and institutional accounts), foreign investment funds offered by Nuveen and funds that are not offered by Nuveen but are sub-advised by one of Nuveen’s investment management teams. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Many of the additional administrative services provided by the Adviser are not required for institutional clients. The Independent Board Members further noted that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2012. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Adviser’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses and that various allocation methodologies may each be reasonable but yield different results. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. Based on their review, the Independent Board Members concluded that the Adviser’s level of profitability for its advisory activities was reasonable in light of the services provided.

Nuveen Investments	67

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

With respect to sub-advisers affiliated with Nuveen, including the Sub-Adviser, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Adviser’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc. at the end of 2010, the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Adviser, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Funds’ portfolio transactions are determined by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from its soft dollar arrangements pursuant to which it receives research from brokers that execute the Funds’ portfolio transactions. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit a Fund and shareholders to the extent the research enhances the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

68	Nuveen Investments

Notes

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Large-Cap Value Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Large-Cap Value Funds Classification. The Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.

Lipper Long/Short Equity Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Long/Short Equity Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a fund, the NAV is calculated daily by taking the fund’s total assets (securities, cash, and accrued earnings), subtracting the fund’s liabilities, and dividing by the number of shares outstanding.

Russell 1000® Growth Index: An index that measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of dividends, but do not reflect any applicable sales charges or management fees.

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 1000® Value Index: An index that measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, LLC

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL 60603

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodian

State Street Bank & Trust Company

Boston, MA 02111

Transfer Agent and Shareholder Services

Boston Financial

Data Services

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Distribution Information

The following Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and their percentages as qualified dividend income (“QDI”) for individuals under Section 1 (h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

Fund	% of DRD	% of QDI
Nuveen Growth Fund	100%	100%
Nuveen Large Cap Value Fund	100%	100%

Quarterly Form N-Q Portfolio of Investments Information

Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors For Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $216 billion as of June 30, 2013.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-NEGL-0813P

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial expert is Carole E. Stone, who is “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust’s auditor, billed to the Trust during the Trust’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE TRUST’S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended August 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Growth Fund (5)	0	0	0	0
Nuveen Equity Long/Short Fund (5)	0	0	0	0

Total	$0	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund changed fiscal year end effective August 1, 2013.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Growth Fund	0%	0%	0%	0%
Nuveen Equity Long/Short Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2013	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Growth Fund (5)	15,653	0	2,500	0
Nuveen Equity Long/Short Fund (5)	15,531	0	0	0

Total	$31,184	$0	$2,500	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund changed fiscal year end effective August 1, 2013.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed	Audit-Related Fees	Tax Fees	All Other Fees
	to Funds	Billed to Funds	Billed to Funds	Billed to Funds
Fund Name
Nuveen Growth Fund	0%	0%	0%	0%
Nuveen Equity Long/Short Fund	0%	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended August 31, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
Fiscal Year Ended July 31, 2013	Affiliated Fund Service Providers	Affiliated Fund Service Providers	and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees	Tax Fees Billed to	All Other Fees
	Billed to Adviser and	Adviser and	Billed to Adviser
	Affiliated Fund	Affiliated Fund	and Affiliated Fund
	Service Providers	Service Providers	Service Providers
	0%	0%	0%

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended August 31, 2013	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Growth Fund (1)	0	0	0	0
Nuveen Equity Long/Short Fund (1)	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

[1]	Fund changed fiscal year end effective August 1, 2013.

		Total Non-Audit Fees
		billed to Adviser and
		Affiliated Fund Service	Total Non-Audit Fees
		Providers (engagements	billed to Adviser and
		related directly to the	Affiliated Fund Service
Fiscal Year Ended July 31, 2013	Total Non-Audit Fees Billed to Trust	operations and financial reporting of the Trust)	Providers (all other engagements)	Total
Fund Name
Nuveen Growth Fund (1)	2,500	0	0	2,500
Nuveen Equity Long/Short Fund (1)	0	0	0	0

Total	$2,500	$0	$0	$2,500

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

[1]	Fund changed fiscal year end effective August 1, 2013.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust’s independent accountants and (ii) all audit and non-audit services to be performed by the Trust’s independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: November 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: November 8, 2013

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: November 8, 2013